(NORTH TRACK LOGO)
SHARPEN YOUR FOCUS

ANNUAL REPORT
TO SHAREHOLDERS

October 31, 2002

>  S&P 100 PLUS FUND
>  PSE TECH 100 INDEX FUND
>  DOW JONES U.S.  HEALTH CARE
   100 PLUS FUND
>  DOW JONES U.S.  FINANCIAL
   100 PLUS FUND
>  MANAGED GROWTH FUND
>  TAX-EXEMPT FUND
>  GOVERNMENT FUND

PERFORMANCE SUMMARY
Data as of October 31, 2002

                                                                                                  ANNUALIZED TOTAL RETURNS WITH
                          FUND INFORMATION             ANNUALIZED TOTAL RETURNS AT NAV            SALES CHARGE*<F1>
                          ---------------------------- --------------------------------------     -----------------------------
                          NASDAQ             INCEPTION 10 YEAR/                                   10 YEAR/
                          SYMBOL  CUSIP      DATE      INCEPTION  5 YEAR 3 YEAR  1 YEAR   YTD     INCEPTION  5 YEAR 3 YEAR   1 YEAR
                          ------  -----      ----      ---------  ------ ------  ------   ---     ---------  ------ ------   ------
EQUITY INDEX FUNDS
------------------
PSETECH 100 INDEX FUND (A)PPTIX   663038875  6/10/96   11.16%     7.49%  -13.04%  -25.42% -34.98%   10.22%   6.34%  -14.59%  -29.34%
PSETECH 100 INDEX FUND (B)PSEBX   663038834  7/27/98    4.28%     -      -13.71%  -26.04% -35.40%    3.92%   -      -14.57%  -29.68%
PSETECH 100 INDEX FUND (C)PTICX   663038826  5/8/00   -29.71%     -      -        -25.98% -35.36%  -29.71%   -      -        -26.71%
S&P100 PLUS FUND (A)      PPSPX   663038305  12/20/85   9.40%**   1.05%  -14.04%  -16.86% -22.64%    8.81%** -0.03% -15.58%  -21.23%
                                                            <F2>                                         <F2>
S&P100 PLUS FUND (B)      PSUBX   663038503  7/27/98   -5.38%     -      -14.69%  -17.49% -23.12%   -5.80%   -      -15.81%  -21.61%
S&P100 PLUS FUND (C)      SPPCX   663038743  5/8/00   -19.66%     -      -        -17.49% -23.11%  -19.66%   -      -        -18.30%
DJ USHEALTH CARE FUND (A) NDJAX   663038727  4/17/01  -11.05%     -      -        -18.22% -21.00%  -14.11%   -      -        -22.51%
DJ USHEALTH CARE FUND (B) NDJBX   663038719  4/17/01  -11.68%     -      -        -18.78% -21.48%  -13.99%   -      -        -22.84%
DJ USHEALTH CARE FUND (C) NDJCX   663038693  4/17/01  -11.61%     -      -        -18.76% -21.39%  -11.61%   -      -        -19.57%
DJ USFINANCIAL FUND (A)   NDUAX   663038685  4/17/01   -7.62%     -      -         -3.69% -12.55%  -10.80%   -      -         -8.74%
DJ USFINANCIAL FUND (B)   NDUBX   663038677  4/17/01   -8.25%     -      -         -4.39% -13.03%  -10.65%   -      -         -9.16%
DJ USFINANCIAL FUND (C)   NDUCX   663038669  4/17/01   -8.26%     -      -         -4.39% -13.06%   -8.26%   -      -         -5.35%

EQUITY FUNDS
------------
MANAGED GROWTH FUND (A)   PNMAX   663038701  1/4/99     1.54%     -      1.79%      0.47% -12.18%    0.11%   -      -0.02%    -4.80%
MANAGED GROWTH FUND (B)   PNMBX   663038859  1/4/99     0.85%     -      1.05%     -0.29% -12.68%    0.08%   -      -0.27%    -5.28%
MANAGED GROWTH FUND (C)   MGPCX   663038842  5/8/00    -1.43%     -      -         -0.29% -12.70%   -1.43%   -      -         -1.28%

FIXED-INCOME FUNDS
------------------
GOVERNMENT FUND (A)       PRPGX   663038206  12/20/85   6.04%**   6.07%  7.34%      4.40%   6.25%    5.66%** 5.32%  6.08%      0.74%
                                                            <F2>                                         <F2>
GOVERNMENT FUND (C)       GVTCX   663038800  5/8/00     8.37%     -      -          3.64%   5.71%    8.37%   -      -          2.64%
TAX-EXEMPT FUND (A only)  PPTEX   663038107  7/19/84    6.02%**   4.49%  8.19%      5.39%   8.43%    5.65%** 3.75%  6.91%      1.70%
                                                            <F2>                                         <F2>

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS, AND THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT AN INVESTOR WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. This material may not be used in conjunction with the offering of securities unless preceded or accompanied by a current prospectus for each fund listed in the chart. Total returns include the reinvestment of all dividends and capital gains for each of the funds. The Tax-Exempt Fund may be subject to AMTtaxes and state and local taxes may apply. Securities of small and mid-sized companies may be more volatile than securities issued by larger companies. Investments in a single industry may involve greater risks and price volatility.

*<F1> Class A shares are subject to a maximum front-end sales charge of 5.25% for the equity index and equity funds and 3.50% for the fixed-income funds. Class B shares, available for all of the equity index and equity funds, are subject to a contingent deferred sales charge (CDSC). The CDSC declines from 5.00% to 0.00% over a six-year period. Class B shares automatically convert to Class A shares after eight years. Class C shares are available for all funds except the Tax-Exempt Fund. Class C shares are subject to a 1.00% CDSC within 18 months. Class C shares do not convert to other share classes. Effective March 1, 2002 there is no front-end sales charge on Class C Shares.
**<F2> Performance is for the 10-year period and not from the fund's inception date.

In the past, the Advisor reimbursed a portion of the advisory fees for the PSETech 100 Index, S&P100 Plus, Managed Growth, Government and Tax-Exempt Funds. Without such reimbursement, total returns would have been less. The Advisor has voluntarily agreed to reimburse the Dow Jones U.S. Health Care and Financial 100 Plus Funds so that total expenses will not exceed 1.15%. The Advisor may discontinue this subsidy at any time. Without such reimbursement, returns for the funds would be less. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares.

SHARES OF THE GOVERNMENT FUND ARE NOT GUARANTEED OR INSURED BY THE UNITED STATES GOVERNMENT.

"Standard & Poor's," "S&P," "S&P100" and Standard & Poor's 100" are trademarks of McGraw-Hill, Inc. and "PSE" is the service mark of the Pacific Exchange Incorporated. "Dow Jones" is a service mark of Dow Jones and Company. These marks have been licensed for use by the licensee. These organizationsdo not sponsor, endorse, sell or promote these funds and make no representation regarding the advisability of investing in these funds. B.C. Ziegler and Company distributor. Member SIPC.

NOT FDIC INSURED      NO BANK GUARANTEE      MAY LOSE VALUE

                            NORTH TRACK FUNDS, INC.
                               PRESIDENT'S LETTER
                         ANNUAL REPORT TO SHAREHOLDERS
                                OCTOBER 31, 2002

                                                               December 20, 2002

DEAR SHAREHOLDER:

As we close the books on another fiscal year, I'd like to thank you for your continued confidence in North Track Funds. Although 2002 was another difficult year for equity investors, we remain confident that the economy and corporate earnings will improve in 2003. Low inflation, low interest rates and diminished corporate inventories lead us to be moderately optimistic.

We continue to believe in our approach to equity investing--creating a base, or core, group of investments using our index funds, and adding to that base with style-specific funds such as value, mid-cap, taxable or tax-exempt fixed-income. While the financial markets were rough in 2002, we found investors have been receptive to our approach as a way of positioning their portfolios for the future.

2002 was a year of enhancing our capabilities to serve you well. We introduced a 403(b) retirement solution and Plan4One retirement product for owner-only businesses to complement our existing online 401(k) offering. We added two talented portfolio managers to our equity and fixed-income teams and a senior credit analyst to our tax-exempt team.

We're optimistic about the future of the markets and our fund family. Based on our belief that the economy and corporate earnings will continue to grow moderately, inflation will remain tame and interest rates stable, this environment should provide investors with a solid footing for a recovery in the financial markets during 2003.

We continue to believe in the power of asset allocation. Our experience indicates that a diversified portfolio of equities, fixed-income and cash is essential in helping you achieve your individual goals.

Given the decrease in the equity markets, many investors have allowed their equity exposure to decline below their target allocation. We encourage you to work with your financial advisor to review your equity allocation and determine the need to make adjustments as appropriate.

Times like these underscore the need for advice. A professional investment consultant can help rebalance your portfolio - based on your age, time horizon and tolerance for risk - to take advantage of equity and fixed income opportunities.

Very truly yours,

/s/Robert J. Tuszynski

Robert J. Tuszynski
President and CEO

PSE is the service mark of the Pacific Exchange Incorporated. Dow Jones is a service mark of Dow Jones and Company. These service marks have been licensed for use by the licensee. These funds are not sponsored, endorsed, sold or promoted by these organizations, and they make no representation regarding the advisability of investing in the funds. B.C. Ziegler and Company distributor. Member SIPC.

This report contains information for existing shareholders of North Track Funds, Inc. It does not constitute an offer to sell. If an investor wishes to receive more information about the funds, the investor should obtain a prospectus, which includes a discussion of each fund's investment objective and all sales charges and expenses of the relevant fund(s).

NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this Annual Report for North Track Funds, Inc., the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor, sub-advisor and/or fund manager predictions, assessments, analysis or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the advisor's and any sub-advisor's or fund manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, any sub-advisor or fund manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially as compared to benchmarks associated with the particular Fund.

S&P 100 PLUS FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the S&P 100 Plus Fund with the S&P 100 Index for the past 10 fiscal years.

        Date        North Track S&P 100 Plus Fund            S&P 100 Index
        ----        -----------------------------            -------------
      10/31/92                  $9,475                          $10,000
      11/30/92                  $9,776                          $10,308
      12/31/92                  $9,876                          $10,433
       1/31/93                  $9,996                          $10,574
       2/28/93                 $10,172                          $10,772
       3/31/93                 $10,356                          $10,978
       4/30/93                 $10,158                          $10,794
       5/31/93                 $10,441                          $11,110
       6/30/93                 $10,431                          $11,114
       7/31/93                 $10,353                          $11,061
       8/31/93                 $10,743                          $11,471
       9/30/93                 $10,602                          $11,320
      10/31/93                 $10,773                          $11,505
      11/30/93                 $10,723                          $11,480
      12/31/93                 $10,834                          $11,672
       1/31/94                 $11,245                          $12,126
       2/28/94                 $10,964                          $11,841
       3/31/94                 $10,420                          $11,283
       4/30/94                 $10,499                          $11,368
       5/31/94                 $10,738                          $11,650
       6/30/94                 $10,418                          $11,306
       7/31/94                 $10,781                          $11,725
       8/31/94                 $11,115                          $12,108
       9/30/94                 $10,904                          $11,874
      10/31/94                 $11,145                          $12,157
      11/30/94                 $10,766                          $11,747
      12/31/94                 $10,955                          $11,976
       1/31/95                 $11,153                          $12,212
       2/28/95                 $11,644                          $12,782
       3/31/95                 $11,995                          $13,205
       4/30/95                 $12,437                          $13,727
       5/31/95                 $12,937                          $14,324
       6/30/95                 $13,212                          $14,655
       7/31/95                 $13,610                          $15,142
       8/31/95                 $13,536                          $15,063
       9/30/95                 $14,182                          $15,816
      10/31/95                 $14,182                          $15,827
      11/30/95                 $14,745                          $16,484
      12/31/95                 $14,976                          $16,761
       1/31/96                 $15,567                          $17,468
       2/29/96                 $15,758                          $17,714
       3/31/96                 $15,914                          $17,895
       4/30/96                 $16,106                          $18,151
       5/31/96                 $16,498                          $18,645
       6/30/96                 $16,524                          $18,718
       7/31/96                 $15,706                          $17,844
       8/31/96                 $16,061                          $18,272
       9/30/96                 $16,883                          $19,242
      10/31/96                 $17,308                          $19,815
      11/30/96                 $18,654                          $21,394
      12/31/96                 $18,333                          $21,043
       1/31/97                 $19,454                          $22,575
       2/28/97                 $19,396                          $22,525
       3/31/97                 $18,678                          $21,647
       4/30/97                 $19,786                          $23,093
       5/31/97                 $20,835                          $24,345
       6/30/97                 $21,713                          $25,393
       7/31/97                 $23,500                          $27,463
       8/31/97                 $21,972                          $25,703
       9/30/97                 $23,103                          $27,070
      10/31/97                 $22,082                          $25,901
      11/30/97                 $23,220                          $27,271
      12/31/97                 $23,242                          $27,364
       1/31/98                 $23,724                          $27,908
       2/28/98                 $25,417                          $29,926
       3/31/98                 $26,758                          $31,578
       4/30/98                 $27,154                          $32,053
       5/31/98                 $26,767                          $31,654
       6/30/98                 $28,092                          $33,220
       7/31/98                 $27,929                          $33,035
       8/31/98                 $23,867                          $28,294
       9/30/98                 $25,057                          $29,657
      10/31/98                 $27,251                          $32,319
      11/30/98                 $29,350                          $34,786
      12/31/98                 $30,753                          $36,450
       1/31/99                 $32,630                          $38,663
       2/28/99                 $31,458                          $37,376
       3/31/99                 $32,921                          $39,129
       4/30/99                 $34,394                          $40,917
       5/31/99                 $33,512                          $39,927
       6/30/99                 $35,898                          $42,746
       7/31/99                 $34,803                          $41,502
       8/31/99                 $35,280                          $42,087
       9/30/99                 $34,331                          $40,934
      10/31/99                 $36,636                          $43,681
      11/30/99                 $37,777                          $45,053
      12/31/99                 $40,693                          $48,396
       1/31/00                 $38,673                          $46,063
       2/29/00                 $38,048                          $45,160
       3/31/00                 $42,043                          $49,884
       4/30/00                 $40,281                          $47,854
       5/31/00                 $39,262                          $46,686
       6/30/00                 $40,720                          $48,469
       7/31/00                 $40,335                          $48,038
       8/31/00                 $42,660                          $50,848
       9/30/00                 $39,182                          $46,724
      10/31/00                 $38,735                          $46,201
      11/30/00                 $35,985                          $42,961
      12/31/00                 $35,431                          $42,327
       1/31/01                 $36,876                          $44,131
       2/28/01                 $32,994                          $39,586
       3/31/01                 $30,403                          $36,585
       4/30/01                 $33,203                          $39,942
       5/31/01                 $33,258                          $40,047
       6/30/01                 $32,503                          $39,185
       7/31/01                 $31,967                          $38,609
       8/31/01                 $29,667                          $35,890
       9/30/01                 $27,403                          $33,174
      10/31/01                 $27,985                          $33,912
      11/30/01                 $30,085                          $36,475
      12/31/01                 $30,076                          $36,494
       1/31/02                 $29,521                          $35,859
       2/28/02                 $28,957                          $35,221
       3/31/02                 $29,739                          $36,219
       4/30/02                 $27,394                          $33,398
       5/31/02                 $27,230                          $33,247
       6/30/02                 $25,230                          $30,841
       7/31/02                 $23,611                          $28,907
       8/31/02                 $23,721                          $29,074
       9/30/02                 $20,984                          $25,744
      10/31/02                 $23,266                          $28,562

                          AVERAGE ANNUAL TOTAL RETURN

                                     1-Year         5-Year        10-Year
                                     ------         ------        -------
S&P 100 Plus:
  Class A Shares                    -21.23%         -0.03%         8.81%

- Reflects 5.25% maximum sales charge.
- Results for other share classes can be found on the inside front cover.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 100 Index consists of 100 common stocks for which options trade on the U.S. stock exchanges. It is a subset of the S&P 500 Index. The Index does not reflect any sales charges or other fees and expenses that you would incur if you attempted to replicate the Index.

FISCAL YEAR IN REVIEW

  The S&P 100 Plus Fund is a diversified large-cap portfolio constructed to parallel the composition of the S&P 100 Index. The Fund's total return was - 16.86% for the fiscal year ended October 31, 2002 compared to -15.77% for the S&P 100 Index and -15.10% for the S&P 500 Index. The deviation in returns was primarily due to the Fund's expenses. The Fund is currently being managed to closely reflect the characteristics of its benchmark, with no material over or under-weighting of individual security positions.

  The Fund started its fiscal year with a solid rebound in the aftermath of the 9/11 terrorist attacks, held its ground until mid-year, and then struggled along with the rest of the equity markets until early October when it began to show solid signs of recovery. At the beginning of the fiscal year, investors were optimistic that U.S. economy would begin a sustained and healthy rebound. But, by mid-year, it became apparent that the budding recovery was much less robust than previously expected. Quarterly earnings reports at many companies fell short of analysts' expectations and forecasts of future results were trimmed. A string of corporate scandals, the threat of a war in the Middle East, and the revelation of unsavory conflicts of interest at major Wall Street brokerage firms, compounded the negative sentiment and, by mid-summer, a decidedly bearish outlook emerged. As stock prices wilted, many investors exited the equity markets, selling their stocks and mutual funds, which further pressured prices as fund managers liquidated shares to meet redemptions. Most stocks finished the fiscal year in negative territory. However, on a relative basis, stocks in the Consumer Staples, Financial, Basic Materials, Energy and Health Care sectors outperformed as investors flocked to stocks with less volatile characteristics. Technology and Telecommunications shares, plagued by excess industry capacity and sluggish capital spending by businesses, performed poorly. The major stock indices reached multi-year lows in early October, from which they staged a strong upward move, which looks to be carrying into the new fiscal year.

  Despite some fits and starts along the way, the economy appears to be moving forward. Although the spate of recent corporate layoffs and cost cuts has been painful, the upside is that many companies have pared nonessential functions and reduced their breakeven points, which means that as sales growth resumes, profit margins should expand at a faster pace. This is beginning to be recognized in analysts' earnings estimates, which for the first time in many months, are rising again. In addition, there is growing evidence that business capital spending will rise in 2003 as companies make the investments necessary to improve productivity and sustain growth.

  The Fund's holdings include America's largest and best capitalized companies
- companies with the strongest brands and financial wherewithal to take periods of economic adversity in stride. As the economic recovery becomes more tangible, we are optimistic that the companies that comprise the Fund's portfolio will resume their historic upward trend.

PSE TECH 100 INDEX FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the PSE Tech 100 Index Fund with the Pacific Stock Exchange Technology Stock Index since the Fund's inception.

                       North Track PSE             Pacific Exchange Technology
     Date            Tech 100 Index Fund                   Stock Index
     ----            -------------------                   -----------
    6/10/96*<F3>             $9,475                          $10,000
    6/30/96                  $8,973                           $9,506
    7/31/96                  $8,300                           $8,775
    8/31/96                  $8,821                           $9,315
    9/30/96                  $9,622                          $10,157
   10/31/96                  $9,480                          $10,005
   11/30/96                 $10,751                          $11,362
   12/31/96                 $10,488                          $11,095
    1/31/97                 $11,579                          $12,267
    2/28/97                 $11,092                          $11,750
    3/31/97                 $10,472                          $11,096
    4/30/97                 $10,823                          $11,477
    5/31/97                 $12,131                          $12,866
    6/30/97                 $12,204                          $12,956
    7/31/97                 $14,070                          $14,956
    8/31/97                 $14,050                          $14,937
    9/30/97                 $14,523                          $15,444
   10/31/97                 $12,988                          $13,858
   11/30/97                 $13,027                          $13,897
   12/31/97                 $12,518                          $13,361
    1/31/98                 $13,033                          $13,908
    2/28/98                 $14,619                          $15,615
    3/31/98                 $14,871                          $15,923
    4/30/98                 $15,447                          $16,544
    5/31/98                 $14,225                          $15,236
    6/30/98                 $14,871                          $15,936
    7/31/98                 $14,831                          $15,896
    8/31/98                 $12,051                          $12,917
    9/30/98                 $13,739                          $14,745
   10/31/98                 $15,286                          $16,418
   11/30/98                 $16,974                          $18,241
   12/31/98                 $19,274                          $20,727
    1/31/99                 $22,085                          $23,766
    2/28/99                 $19,818                          $21,328
    3/31/99                 $21,312                          $22,962
    4/30/99                 $22,053                          $23,775
    5/31/99                 $22,659                          $24,469
    6/30/99                 $25,647                          $27,714
    7/31/99                 $25,480                          $27,548
    8/31/99                 $26,765                          $28,967
    9/30/99                 $26,786                          $29,008
   10/31/99                 $28,342                          $30,717
   11/30/99                 $32,403                          $35,149
   12/31/99                 $41,370                          $44,949
    1/31/00                 $40,290                          $43,978
    2/29/00                 $49,457                          $54,014
    3/31/00                 $49,168                          $53,749
    4/30/00                 $45,993                          $50,331
    5/31/00                 $42,005                          $46,018
    6/30/00                 $46,517                          $50,965
    7/31/00                 $43,375                          $47,540
    8/31/00                 $49,402                          $54,162
    9/30/00                 $43,821                          $48,074
   10/31/00                 $40,947                          $46,493
   11/30/00                 $34,159                          $38,866
   12/31/00                 $34,256                          $38,986
    1/31/01                 $38,565                          $43,939
    2/28/01                 $31,507                          $35,926
    3/31/01                 $27,791                          $31,713
    4/30/01                 $32,294                          $36,876
    5/31/01                 $31,106                          $35,550
    6/30/01                 $30,402                          $34,776
    7/31/01                 $28,786                          $32,966
    8/31/01                 $26,451                          $30,315
    9/30/01                 $21,603                          $24,794
   10/31/01                 $24,987                          $28,712
   11/30/01                 $28,353                          $32,597
   12/31/01                 $28,660                          $32,975
    1/31/02                 $28,492                          $32,810
    2/28/02                 $26,140                          $30,133
    3/31/02                 $28,492                          $32,881
    4/30/02                 $25,160                          $29,060
    5/31/02                 $24,124                          $27,895
    6/30/02                 $21,296                          $24,659
    7/31/02                 $18,790                          $21,786
    8/31/02                 $18,538                          $21,511
    9/30/02                 $15,961                          $18,540
   10/31/02                 $18,636                          $21,631

                          AVERAGE ANNUAL TOTAL RETURN
                                                                 Since
                                                               Inception
                               1-Year          5-Year           6/10/96
                               ------          ------           -------
 PSE Tech 100 Index:
   Class A Shares             -29.34%          6.34%             10.22%

- Reflects 5.25% maximum sales charge.
- Results for other share classes can be found on the inside front cover.

*<F3>  June 10, 1996 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Pacific Exchange Technology Stock Index consists of 100 common stocks of companies in 13 different industries. It is widely recognized as a benchmark for the technology sector of the U.S. stock market. The Index does not reflect any sales charges or any other fees and expenses that you would incur if you attempted to replicate the Index.

FISCAL YEAR IN REVIEW

  The PSE Tech 100 Index Fund started its fiscal year with a flourish, rebounding strongly from the 9/11-induced market drop but, as the fiscal year proceeded, concerns about moderating growth levels, confirmed by numerous earnings disappointments and lowered analyst forecasts, led to lower share prices for many of the companies that had previously fueled the Fund's growth. For the first six months of its fiscal year, the Fund's total return was 0.69%; however, returns continued to drop throughout the second half of the fiscal year as stocks struggled against a weak economic backdrop, characterized by investors' angst over a "double-dip" recession, which never materialized. Despite a strong finish in the month of October, the Fund completed its fiscal year down 25.42%, while the Pacific Exchange Technology Stock Index, to which it is benchmarked, fell 24.66% over the same period. The 0.76% difference was due to the expenses incurred by the Fund.

  The Fund's general weakness was widely reflected across all of its represented industries. The exception was aerospace and defense, comprising approximately 4.5% of the Fund, which benefited from Lockheed Martin's positive performance in the wake of the 9/11 terrorist attacks and subsequent tension in the Middle East. The larger industry components, software and semi-conductors, represent over 20% and 16%, respectively, of the Fund and experienced losses in excess of 20%.

  Many of the conditions that have undermined the technology sector over the past two years continue to persist. Corporate spending, particularly for technology-related projects, has been sluggish and sectors such as telecom and data storage remain mired in overcapacity. The lack of new, compelling innovations has also dampened investor enthusiasm for the entire sector. However, we are hopeful that the nadir of this sector's performance cycle has been realized and look to the future with guarded optimism. Corporate profitability began turning the corner in the second half of 2002 and evidence of an improving economy provides encouragement that companies will expand capital expenditures to maintain high productivity.

  It is important to keep in mind that although the growth profile of the technology sector exceeds most of the remaining economy; it is cyclical and subject to periods of "boom and bust". Individual stocks comprising the sector generally have high "betas" and experience exaggerated returns relative to the broader market. The Fund is unique in that it incorporates a price-weighted index methodology and broadens diversification by including technologically driven health care equipment and biotechnology sectors. Together, these industries represent about 9% of the Fund's holdings. The Fund was somewhat more resilient than the more broadly represented NASDAQ 100 Index, which returned -27.44% for the fiscal year. Still, the Fund remains a pure technology play.

  We are presently mired in a slower growth period for technology, but we feel that prospects for improved growth should become apparent in early 2003 as the economy recovers and corporate spending returns to a more normal level.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the Dow Jones U.S. Health Care 100 Plus Fund with the Dow Jones US Healthcare 100 Index since the Fund's inception.

                        North Track Dow Jones              Dow Jones US
     Date           U.S. Health Care 100 Plus Fund     Healthcare 100 Index
     ----           ------------------------------     --------------------
   4/17/2001*<F4>               $9,475                       $10,000
   4/30/2001                    $9,655                       $10,211
   5/31/2001                    $9,901                       $10,503
   6/30/2001                    $9,778                       $10,364
   7/31/2001                    $9,996                       $10,613
   8/31/2001                    $9,740                       $10,348
   9/30/2001                    $9,541                       $10,150
  10/31/2001                    $9,674                       $10,298
  11/30/2001                   $10,205                       $10,878
  12/31/2001                   $10,015                       $10,683
   1/31/2002                    $9,702                       $10,360
   2/28/2002                    $9,598                       $10,265
   3/31/2002                    $9,769                       $10,437
   4/30/2002                    $9,219                        $9,857
   5/31/2002                    $9,020                        $9,655
   6/30/2002                    $8,196                        $8,781
   7/31/2002                    $8,035                        $8,607
   8/31/2002                    $8,035                        $8,615
   9/30/2002                    $7,608                        $8,166
  10/31/2002                    $7,912                        $8,506

                          AVERAGE ANNUAL TOTAL RETURN
                                                         Since
                                                       Inception
                                     1-Year             4/17/01
                                     ------             -------
 Dow Jones U.S. Health Care:
   Class A Shares                   -22.51%             -14.11%

- Reflects 5.25% maximum sales charge.
- Results for other share classes can be found on the inside front cover.

*<F4>  April 17, 2001 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Dow Jones US Healthcare 100 Index is a customized index of 100 stocks which is a representative subset of the Dow Jones US Healthcare Sector Index. The Dow Jones US Healthcare Sector Index is designed to measure the performance of the health care sector including medical product makers, healthcare providers, biotechnical firms and pharmaceutical companies. The Index does not reflect any sales charges or other fees and expenses that you would incur if you attempted to replicate the Index.

FISCAL YEAR IN REVIEW

  Dow Jones U.S. Health Care 100 Plus Fund returned -18.22% for the fiscal year ended October 2003. It was a generally tough market for health care shares, as reflected in the Fund's benchmark, the Dow Jones US Healthcare 100 Index, which was off 17.41% for the same period. The deviation in return was attributable to fund expenses. The fund is currently being managed to closely reflect the characteristics of its index.

  At October fiscal year-end, approximately 53% of the Fund's investments were positioned in the pharmaceutical industry, which had declined by almost 25% over the fiscal year. Although pharmaceuticals have typically provided a relatively safe haven during turbulent markets, a string of earnings disappointments at several large drug companies and increased scrutiny of drug prices by the federal government precipitated a pull back in the industry. In addition, the dominant producers in this segment face increased competition from generic manufacturers. Favorable election results by the Republican Party, perceived by investors to be friendlier to the industry than their Democratic counterparts, have provided some optimism for the group's future performance. However, many of the issues presented above may still hinder the industry over the coming months.

  Health care equipment is the second largest industry allocation within the Fund, representing about 15.5% of the Fund's investments. This industry lost about 9% for the fiscal year, providing relatively favorable returns against the broader market. We are optimistic about this industry as its gross margins can benefit from the improved pricing power associated with the new technologies being developed.

  The third largest industry within the sector is biotechnology and represents about 13% of the Fund's investments. This industry experienced disappointing results, falling by about 39% for fiscal year 2002. The group's poor performance resulted primarily from investors' focus on balance-sheet concerns and high cash-burn rates among less established firms. However, recent drug approvals as well as FDA efforts to streamline future drug approval should benefit this industry in the future.

  We believe long-term prospects for the sector are especially promising, driven by favorable demographics. As the baby boom generation eases into senior citizen status, the demand for health care products and services will almost assuredly increase. This, in turn, should translate into a profitable outlook for investors in the Fund.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the Dow Jones U.S. Financial 100 Plus Fund with the Dow Jones US Financial 100 Index since the Fund's inception.

                      North Track Dow Jones             Dow Jones US
      Date        U.S. Financial 100 Plus Fund       Financial 100 Index
      ----        ----------------------------       -------------------
    4/17/2001*<F5>           $9,475                        $10,000
    4/30/2001                $9,769                        $10,336
    5/31/2001               $10,176                        $10,774
    6/30/2001               $10,195                        $10,798
    7/31/2001               $10,034                        $10,646
    8/31/2001                $9,466                        $10,045
    9/30/2001                $8,916                         $9,463
   10/31/2001                $8,708                         $9,247
   11/30/2001                $9,361                         $9,951
   12/31/2001                $9,590                        $10,200
    1/31/2002                $9,456                        $10,070
    2/28/2002                $9,361                         $9,975
    3/31/2002                $9,972                        $10,633
    4/30/2002                $9,743                        $10,400
    5/31/2002                $9,714                        $10,379
    6/30/2002                $9,265                         $9,908
    7/31/2002                $8,558                         $9,165
    8/31/2002                $8,749                         $9,376
    9/30/2002                $7,718                         $8,284
   10/31/2002                $8,387                         $9,011

                          AVERAGE ANNUAL TOTAL RETURN
                                                                 Since
                                                               Inception
                                          1-Year                4/17/01
                                          ------                -------
 Dow Jones U.S. Financial:
   Class A Shares                         -8.74%                -10.80%

- Reflects 5.25% maximum sales charge.
- Results for other share classes can be found on the inside front cover.

*<F5>  April 17, 2001 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Dow Jones US Financial 100 Index is a customized index of 100 stocks which is a representative subset of the Dow Jones US Financial Sector Index. The Dow Jones US Financial Sector Index is designed to measure the performance of the financial services industry segment of the U.S. equity market. Component companies include banking, insurance, real estate and specialty finance companies and other financial services firms. The Index does reflect for any sales charges or other fees and expenses that you would incur if you attempted to replicate the Index.

FISCAL YEAR IN REVIEW

  The North Track Dow Jones U.S. Financial 100 Plus Fund is an index fund constructed to provide broad exposure to the domestic financial services industry. The Fund's total return for the fiscal year ended October 31, 2002 was -3.69%. The Dow Jones US Financial 100 Index returned -2.54% over the same period; the deviation in returns was due to Fund expenses. The Fund's results substantially outpaced the -15.10% total return of the S&P 500 Index over the same period. The Fund does not currently have any under-weighted or over-weighted securities positions relative to its benchmark.

  The Federal Reserve cut short-term interest rates three times in aftermath of the September 11 attacks. The resulting steep yield curve boosted interest margins for banks, while insurance stocks rebounded on the prospect of higher premium rates. Historic low mortgage rates fueled unprecedented mortgage activity, but a sharp drop in trading and depressed stock underwriting activity dampened earnings and share prices for brokerage and investment banking firms.

  Although the fiscal year began amid hopes of a swift recovery, by the mid-year, many economists concluded that the economy was in danger of slipping back into a recession. The Federal Reserve, however, adopted a "wait and see" posture and, in fact, stood pat until November 2002 before a stagnant economic outlook compelled another rate cut. At the same time, the bankruptcy of several high profile telecommunications companies and the rising trend of consumer defaults focused investor attention on credit quality issues. Major money-center banks and consumer finance/credit card companies were the most affected, while regional banks, with their more diversified loan portfolios, managed to escape much of the damage.

  Stocks of broad line and life insurance companies also began to fade at mid-year when it became apparent that lower interest rates and a declining stock market would have a meaningful negative impact on their investment earnings. The lack of legislation on a federal backstop for the insurance industry (since passed) for claims stemming from acts of terrorism also served as a drag on property/casualty insurers.

  The Fund's brokerage, investment banking and asset management holdings underperformed until the last month of the fiscal year. Investment banking fees, trading commissions and asset management revenues were down sharply due to the decline in stock prices. Intense scrutiny by regulators brought to light a myriad of sordid practices and conflicts of interest that cost investors billions of dollars and further eroded the investing public's view of Wall Street. Faced with substantial overcapacity, most Wall Street firms laid off bankers and brokers in droves, incurring significant restructuring charges. Also, several years ago, many investment firms lent heavily to technology, telecom and cable firms, hoping to get investment banking assignments (which would repay their loans and earn them handsome fees). In the aftermath of the tech collapse, many of these loans defaulted, resulting in significant write-offs. The single bright spot for brokerages was the decline in interest rates, which led to the issuance of a record amount of new corporate debt. With costs pared to the bone, a modest up-tick in the securities market could lead to a rebound in profits in 2003, which could push valuations back toward historic averages.

  With the economy on the mend and the equity markets stabilizing, the near-term outlook for most of the Fund's holdings is improving and we believe that the long-term outlook for the financial sector remains staunchly positive. As the baby boom generation moves through its peak earnings years into retirement, the demand for financial products and services is likely to accelerate. The Fund is broadly diversified across the financial sector and the vast majority of the companies in the Fund have reliable earnings growth, attractive dividends and reasonable valuations relative to other market sectors. In our opinion, the Fund is an excellent selection for those wishing to add financial services exposure to their portfolios.

MANAGED GROWTH FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the Managed Growth Fund with the Russell Midcap Index since the Fund's inception.

     Date         North Track Managed Growth Fund         Russell Midcap Index
     ----         -------------------------------         --------------------
     1/4/99*<F6>               $9,475                           $10,000
    1/31/99                    $9,361                            $9,983
    2/28/99                    $8,812                            $9,651
    3/31/99                    $8,850                            $9,953
    4/30/99                    $9,172                           $10,688
    5/31/99                    $9,162                           $10,657
    6/30/99                    $9,579                           $11,033
    7/31/99                    $9,295                           $10,730
    8/31/99                    $9,105                           $10,452
    9/30/99                    $9,087                           $10,085
   10/31/99                    $9,522                           $10,563
   11/30/99                   $10,025                           $10,867
   12/31/99                   $10,697                           $11,823
    1/31/00                   $10,034                           $11,432
    2/29/00                   $10,735                           $12,311
    3/31/00                   $11,275                           $13,016
    4/30/00                   $10,669                           $12,400
    5/31/00                   $10,517                           $12,072
    6/30/00                   $10,764                           $12,429
    7/31/00                   $11,181                           $12,290
    8/31/00                   $11,967                           $13,468
    9/30/00                   $12,147                           $13,276
   10/31/00                   $12,564                           $13,071
   11/30/00                   $11,882                           $11,895
   12/31/00                   $12,062                           $12,800
    1/31/01                   $12,242                           $13,006
    2/28/01                   $11,332                           $12,214
    3/31/01                   $10,299                           $11,456
    4/30/01                   $11,247                           $12,436
    5/31/01                   $11,569                           $12,668
    6/30/01                   $11,484                           $12,549
    7/31/01                   $11,379                           $12,190
    8/31/01                   $10,650                           $11,721
    9/30/01                    $9,636                           $10,308
   10/31/01                    $9,996                           $10,716
   11/30/01                   $10,877                           $11,614
   12/31/01                   $11,436                           $12,081
    1/31/02                   $11,569                           $12,009
    2/28/02                   $11,332                           $11,882
    3/31/02                   $11,929                           $12,595
    4/30/02                   $11,740                           $12,351
    5/31/02                   $11,531                           $12,211
    6/30/02                   $10,726                           $11,393
    7/31/02                    $9,939                           $10,281
    8/31/02                   $10,053                           $10,338
    9/30/02                    $9,513                            $9,384
   10/31/02                   $10,044                            $9,858

                          AVERAGE ANNUAL TOTAL RETURN
                                                                  Since
                                                                Inception
                                         1-Year                   1/4/99
                                         ------                   ------
 Managed Growth:
   Class A Shares                        -4.80%                   0.11%

- Reflects 5.25% maximum sales charge.
- Results for other share classes can be found on the inside front cover.

*<F6>  January 4, 1999 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. As of June, 2002 the average market capitalization was approximately $3.6 billion and the median market capitalization was approximately $2.8 billion. The largest company in the index had an approximate market capitalization of $10.8 billion. The Index does not reflect any sales charges or other fees and expenses that you would incur if you attempted to replicate the Index.

FISCAL YEAR IN REVIEW

  Throughout the last year the market surprised investors with a third consecutive year of negative returns for all of the major indexes. Looking back, this reinforces for us the belief that it is extremely difficult to time the market and that the best way to weather these storms is to own the highest quality companies with managements that have both experience and expertise in managing through many market conditions. As most of you know, and as our performance over this period attests, our ability to select superior stocks for your investment portfolio has kept you out of most of the fray. Over the fiscal year ended October 31, 2002 the Managed Growth Fund significantly outperformed the relevant indexes, with a .47% return, versus -8.02% for the Russell Midcap Index and -17.61% for the Russell Midcap Growth Index.

  As has been the case since 2000, our underweighting of technology, especially telecommunications, added to our relative performance, as did our overweighting of the defensive healthcare sector. In addition, many of our consumer-related stocks like Electronic Arts, Harley-Davidson and Starbucks, among others, performed well. During the fiscal year we completely eliminated 11 positions that either fundamentally disappointed or faced increasingly difficult industry conditions that we felt would not subside for a long time. We used the proceeds from our eliminations to add to and fund new positions in a diversified list of growing companies with accelerating earnings such as: Panera Bread Co., a chain of restaurants serving the growing high-quality sandwich segment of the restaurant industry; CH Robinson, a transportation service company and a leader in logistics with superior returns on invested capital; Whole Foods Market Inc., a leader in the niche natural and organic grocery area, the only segment within the grocery industry that is growing; First Health Group, a leader in managed health care service with double digit earnings growth; and Brown & Brown Inc., an insurance provider that is currently enjoying a period of increasing pricing ability.

  As we look forward we realize the long-awaited rebound in U.S. corporate profits has, thus far, been muted. It is therefore imperative that focus remain on companies able to grow earnings despite the economy. Our portfolio of equities fits this description, although it is not altogether immune to an economic slowdown. For example, we have overweighted the business service sector because of its steady growth characteristics. Yet with the capital spending slowdown finally reaching the financial sector, some of our companies are not meeting analyst earnings expectations. For the most part, we have chosen to maintain exposure to these companies since the slowdown is most likely temporary in nature, but they are on our watch list. Fiserv, for example, may be hit on the margin if software sales to banks slow, but the bulk of their business, data processing for banks, savings and loans and thrifts, is neither expendable nor interruptible.

  Generally we have decided to maintain the status quo. Our focus on high quality companies, with healthy earnings growth, robust cash flow, low debt levels, high returns and strong management teams, continues to add to our relative outperformance.

TAX-EXEMPT FUND

  The graph below compares the change in value of a $10,000 investment in the Tax-Exempt Fund with the Lehman 20-Year Municipal Bond Index for the past 10 fiscal years.

    Date      North Track Tax-Exempt Fund   Lehman 20-Year Municipal Bond Index
    ----      ---------------------------   -----------------------------------
  10/31/92               $9,650                           $10,000
  11/30/92               $9,868                           $10,179
  12/31/92               $9,939                           $10,283
   1/31/93              $10,124                           $10,402
   2/28/93              $10,540                           $10,779
   3/31/93              $10,437                           $10,665
   4/30/93              $10,555                           $10,773
   5/31/93              $10,614                           $10,833
   6/30/93              $10,790                           $11,014
   7/31/93              $10,812                           $11,028
   8/31/93              $11,048                           $11,257
   9/30/93              $11,201                           $11,385
  10/31/93              $11,223                           $11,407
  11/30/93              $11,112                           $11,307
  12/31/93              $11,363                           $11,546
   1/31/94              $11,505                           $11,691
   2/28/94              $11,175                           $11,341
   3/31/94              $10,662                           $10,743
   4/30/94              $10,757                           $10,831
   5/31/94              $10,852                           $10,959
   6/30/94              $10,774                           $10,849
   7/31/94              $10,993                           $11,097
   8/31/94              $11,015                           $11,128
   9/30/94              $10,837                           $10,905
  10/31/94              $10,596                           $10,617
  11/30/94              $10,367                           $10,369
  12/31/94              $10,633                           $10,695
   1/31/95              $11,000                           $11,113
   2/28/95              $11,344                           $11,516
   3/31/95              $11,469                           $11,647
   4/30/95              $11,478                           $11,645
   5/31/95              $11,888                           $12,084
   6/30/95              $11,716                           $11,898
   7/31/95              $11,777                           $11,960
   8/31/95              $11,942                           $12,124
   9/30/95              $12,016                           $12,220
  10/31/95              $12,222                           $12,480
  11/30/95              $12,417                           $12,756
  12/31/95              $12,552                           $12,935
   1/31/96              $12,613                           $13,001
   2/29/96              $12,513                           $12,853
   3/31/96              $12,345                           $12,647
   4/30/96              $12,298                           $12,596
   5/31/96              $12,294                           $12,611
   6/30/96              $12,452                           $12,789
   7/31/96              $12,541                           $12,914
   8/31/96              $12,507                           $12,893
   9/30/96              $12,735                           $13,153
  10/31/96              $12,867                           $13,311
  11/30/96              $13,111                           $13,589
  12/31/96              $13,024                           $13,509
   1/31/97              $13,004                           $13,495
   2/28/97              $13,110                           $13,639
   3/31/97              $12,850                           $13,425
   4/30/97              $12,998                           $13,574
   5/31/97              $13,217                           $13,818
   6/30/97              $13,366                           $13,992
   7/31/97              $13,874                           $14,462
   8/31/97              $13,605                           $14,284
   9/30/97              $13,811                           $14,481
  10/31/97              $13,902                           $14,587
  11/30/97              $13,994                           $14,705
  12/31/97              $14,249                           $14,973
   1/31/98              $14,386                           $15,141
   2/28/98              $14,314                           $15,152
   3/31/98              $14,256                           $15,173
   4/30/98              $14,135                           $15,096
   5/31/98              $14,455                           $15,369
   6/30/98              $14,473                           $15,438
   7/31/98              $14,473                           $15,470
   8/31/98              $14,766                           $15,738
   9/30/98              $14,952                           $15,960
  10/31/98              $14,829                           $15,909
  11/30/98              $14,874                           $15,982
  12/31/98              $14,856                           $16,017
   1/31/99              $15,033                           $16,188
   2/28/99              $14,888                           $16,120
   3/31/99              $14,919                           $16,176
   4/30/99              $14,933                           $16,220
   5/31/99              $14,752                           $16,098
   6/30/99              $14,424                           $15,837
   7/31/99              $14,406                           $15,856
   8/31/99              $14,108                           $15,601
   9/30/99              $14,009                           $15,551
  10/31/99              $13,678                           $15,229
  11/30/99              $13,878                           $15,456
  12/31/99              $13,677                           $15,267
   1/31/00              $13,525                           $15,160
   2/29/00              $13,723                           $15,450
   3/31/00              $14,107                           $15,949
   4/30/00              $13,985                           $15,797
   5/31/00              $13,863                           $15,672
   6/30/00              $14,270                           $16,188
   7/31/00              $14,508                           $16,466
   8/31/00              $14,763                           $16,782
   9/30/00              $14,605                           $16,646
  10/31/00              $14,810                           $16,876
  11/30/00              $14,966                           $17,058
  12/31/00              $15,521                           $17,592
   1/31/01              $15,587                           $17,682
   2/28/01              $15,583                           $17,746
   3/31/01              $15,734                           $17,931
   4/30/01              $15,430                           $17,669
   5/31/01              $15,606                           $17,886
   6/30/01              $15,748                           $18,036
   7/31/01              $16,034                           $18,355
   8/31/01              $16,317                           $18,687
   9/30/01              $16,186                           $18,539
  10/31/01              $16,434                           $18,786
  11/30/01              $16,230                           $18,654
  12/31/01              $15,974                           $18,445
   1/31/02              $16,296                           $18,775
   2/28/02              $16,552                           $19,002
   3/31/02              $16,131                           $18,637
   4/30/02              $16,468                           $18,980
   5/31/02              $16,574                           $19,101
   6/30/02              $16,770                           $19,290
   7/31/02              $17,022                           $19,556
   8/31/02              $17,219                           $19,808
   9/30/02              $17,677                           $20,305
  10/31/02              $17,320                           $19,925

                          AVERAGE ANNUAL TOTAL RETURN

                                  1-Year         5-Year           10-Year
                                  ------         ------           -------
Tax-Exempt:
  Class A                          1.70%          3.75%            5.65%

- Reflects 3.5% maximum sales charge.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman 20-Year Municipal Bond Index is a broad-based index containing more than 4,600 issues with maturities ranging from 17 to 22 years. The issues comprising the Index are those with a total issue size of $50 million or more. The average quality rating of the municipal bonds included in the Index is "AA." The Index does not reflect any sales charges or other fees and expenses that you would pay if you attempted to replicate the Index.

FISCAL YEAR IN REVIEW

  The sustained deterioration in economic and political fundamentals drove interest rates continually lower over the past 12 months. As a result, municipal securities have been trading at historically cheap levels relative to Treasury securities and have produced excellent returns for investors.

  The Lehman 20-Year Municipal Bond Index posted a total return of 6.09% for the year ending October 31, 2002 (not adjusted for taxes), as compared to the Fund's return of 5.39%. However, within the broad market the 7-15 year maturity segments of the curve produced the best returns with an average gain of 6.37%. Higher credit quality issues continued to outperform the lower rated credits with AAA-rated issues posting the highest returns followed by the AA-rated credits in a distant second place.

  The Fund started the year with an effective duration of 9.28 and was well-diversified with maturities staggered throughout the next 30 years. Approximately 75% of the Fund's investments were rated AAA and the remaining 25% were in the AA category.

  During the past several months we repositioned the Fund with the objective of reducing its potential price sensitivity (duration) in the event that interest rates increase. Specifically, several trades were executed on behalf of the Fund during the second quarter of 2002. These included selling some of the longer maturities, buying issues that have final maturities in the 10-15 year range, and reducing the Fund's exposure to securities that had a coupon rate below 5%.

  The effects of these maneuvers have been positive for shareholders. Specifically, the duration has been reduced to 8.48, while still maintaining the AAA and AA credit quality. In addition, since the 10-15 year maturity sectors have produced the highest returns over the past year, the Fund has performed well relative to its peers. According to Morningstar's Municipal-National Long peer group comparison of 130 funds, the Fund's one-year return of 5.39% compared favorably to Morningstar's peer group return of 4.23%.

GOVERNMENT FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the Government Fund with the Lehman Intermediate Treasury Index over the past 10 fiscal years.

    Date      North Track Government Fund    Lehman Intermediate Treasury Index
    ----      ---------------------------    ----------------------------------
  10/31/92               $9,650                            $10,000
  11/30/92               $9,586                             $9,957
  12/31/92               $9,743                            $10,087
   1/31/93               $9,981                            $10,277
   2/28/93              $10,200                            $10,430
   3/31/93              $10,236                            $10,468
   4/30/93              $10,321                            $10,551
   5/31/93              $10,292                            $10,520
   6/30/93              $10,534                            $10,675
   7/31/93              $10,549                            $10,695
   8/31/93              $10,773                            $10,857
   9/30/93              $10,828                            $10,903
  10/31/93              $10,850                            $10,930
  11/30/93              $10,702                            $10,876
  12/31/93              $10,747                            $10,922
   1/31/94              $10,889                            $11,031
   2/28/94              $10,628                            $10,878
   3/31/94              $10,347                            $10,635
   4/30/94              $10,249                            $10,568
   5/31/94              $10,239                            $10,576
   6/30/94              $10,207                            $10,579
   7/31/94              $10,375                            $10,718
   8/31/94              $10,398                            $10,750
   9/30/94              $10,230                            $10,663
  10/31/94              $10,219                            $10,667
  11/30/94              $10,152                            $10,619
  12/31/94              $10,166                            $10,654
   1/31/95              $10,340                            $10,828
   2/28/95              $10,580                            $11,036
   3/31/95              $10,629                            $11,098
   4/30/95              $10,760                            $11,227
   5/31/95              $11,138                            $11,545
   6/30/95              $11,208                            $11,622
   7/31/95              $11,195                            $11,628
   8/31/95              $11,313                            $11,722
   9/30/95              $11,398                            $11,802
  10/31/95              $11,544                            $11,935
  11/30/95              $11,701                            $12,082
  12/31/95              $11,826                            $12,204
   1/31/96              $11,893                            $12,310
   2/29/96              $11,709                            $12,179
   3/31/96              $11,615                            $12,120
   4/30/96              $11,557                            $12,086
   5/31/96              $11,524                            $12,081
   6/30/96              $11,655                            $12,202
   7/31/96              $11,672                            $12,240
   8/31/96              $11,652                            $12,257
   9/30/96              $11,824                            $12,415
  10/31/96              $12,048                            $12,620
  11/30/96              $12,248                            $12,772
  12/31/96              $12,095                            $12,704
   1/31/97              $12,113                            $12,752
   2/28/97              $12,130                            $12,772
   3/31/97              $11,961                            $12,698
   4/30/97              $12,125                            $12,841
   5/31/97              $12,212                            $12,942
   6/30/97              $12,339                            $13,053
   7/31/97              $12,685                            $13,298
   8/31/97              $12,538                            $13,246
   9/30/97              $12,721                            $13,391
  10/31/97              $12,918                            $13,549
  11/30/97              $12,933                            $13,581
  12/31/97              $13,075                            $13,693
   1/31/98              $13,285                            $13,877
   2/28/98              $13,217                            $13,860
   3/31/98              $13,240                            $13,903
   4/30/98              $13,291                            $13,969
   5/31/98              $13,402                            $14,066
   6/30/98              $13,496                            $14,161
   7/31/98              $13,521                            $14,217
   8/31/98              $13,881                            $14,499
   9/30/98              $14,343                            $14,849
  10/31/98              $14,279                            $14,880
  11/30/98              $14,227                            $14,826
  12/31/98              $14,264                            $14,883
   1/31/99              $14,331                            $14,949
   2/28/99              $14,024                            $14,732
   3/31/99              $14,096                            $14,830
   4/30/99              $14,137                            $14,873
   5/31/99              $13,950                            $14,779
   6/30/99              $13,915                            $14,807
   7/31/99              $13,867                            $14,821
   8/31/99              $13,865                            $14,852
   9/30/99              $14,016                            $14,969
  10/31/99              $14,022                            $14,989
  11/30/99              $13,988                            $14,996
  12/31/99              $13,888                            $14,955
   1/31/00              $13,804                            $14,916
   2/29/00              $13,922                            $15,033
   3/31/00              $14,184                            $15,225
   4/30/00              $14,135                            $15,215
   5/31/00              $14,169                            $15,280
   6/30/00              $14,380                            $15,501
   7/31/00              $14,480                            $15,606
   8/31/00              $14,678                            $15,769
   9/30/00              $14,691                            $15,891
  10/31/00              $14,805                            $15,997
  11/30/00              $15,098                            $16,230
  12/31/00              $15,376                            $16,500
   1/31/01              $15,468                            $16,696
   2/28/01              $15,637                            $16,851
   3/31/01              $15,710                            $16,985
   4/30/01              $15,646                            $16,918
   5/31/01              $15,680                            $16,988
   6/30/01              $15,728                            $17,050
   7/31/01              $15,983                            $17,360
   8/31/01              $16,101                            $17,512
   9/30/01              $16,391                            $17,875
  10/31/01              $16,613                            $18,148
  11/30/01              $16,417                            $17,944
  12/31/01              $16,323                            $17,859
   1/31/02              $16,371                            $17,921
   2/28/02              $16,493                            $18,058
   3/31/02              $16,247                            $17,783
   4/30/02              $16,525                            $18,102
   5/31/02              $16,617                            $18,229
   6/30/02              $16,763                            $18,453
   7/31/02              $17,004                            $18,824
   8/31/02              $17,141                            $19,024
   9/30/02              $17,399                            $19,391
  10/31/02              $17,344                            $19,358

                          AVERAGE ANNUAL TOTAL RETURN

                                1-Year           5-Year           10-Year
                                ------           ------           -------
Government:
  Class A                       0.74%             5.32%            5.66%

- Reflects 3.5% maximum sales charge.
- Results for the other share class can be found on the inside front cover.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Treasury Index is an unmanaged market value weighted index with an average maturity of approximately 3.67 years, consisting of U.S. Treasury securities. The Index does not reflect any sales charge or other fees and expenses that you would incur if you attempted to replicate the Index.

FISCAL YEAR IN REVIEW

  The year started with great optimism as economists revised upward their GDP forecasts for the year, with the belief that the economy was in full recovery. The perception was that the Federal Reserve Board during 2001 had taken the needed action, by reducing the Fed Funds target rate by 425 basis points to 1.75% in order to jump start the economy. But despite supportive policies, the economic recovery has struggled to gain traction. Unemployment claims continued to stay above the 400,000 level indicating that job growth had stalled; consumer confidence declined amid a falling stock market and the possibility of war with Iraq; and the Institute for Supply Management Manufacturing Index, after eight months of reflecting growth in production, declined in September 2002. In addition to the poor economic environment, corporate fraud and questionable accounting came to the forefront, as the federal government began legal proceedings against the major players of Enron, WorldCom and Tyco.

  The U.S. Treasury market benefited from a massive flight to quality driven by many of the concerns mentioned above. Over the fiscal year the two-year note fell 75 basis points (to 1.67%), the five-year note fell 74 basis points (to 2.73%), the 10-year note fell 34 basis points (to 3.89%), while the 30-year rose 11 basis points (to 4.99%). Overall, the Treasury yield curve steepened by 85 basis points during the year, with two- and five-year bonds outperforming the longer end of the curve.

  The total return for the North Track Government Fund was 4.40% for the fiscal year ended October 31, 2002, while the return for theLehman Intermediate Treasury Index for the same period was 6.55%. The Fund under-performed the benchmark for two reasons. The first was that the duration of the Fund's portfolio was shorter than the benchmark for most of the year, and the second was that the Fund's portfolio included GNMA obligations.

  Duration, a measure of risk in a bond portfolio, measures the sensitivity of a bond portfolio's market value to changes in interest rates. As of October 31, 2002 the Fund's duration was 3.02 years versus the benchmark duration of 3.13.

  With the fall in yields throughout the year, the Fund would have benefited by being neutral or longer in duration versus the benchmark. Treasuries were also the best performing sector in the bond market for the period. Therefore, while GNMA obligations provided solid returns for the year, they under-performed Treasuries.

  We expect the Treasury yield curve to flatten as a result of short-term interest rates rising modestly and longer-term rates declining over the next year. We intend to position the Fund to take advantage of this flattening. We will also continue to focus on GNMAs and other government agencies which provide additional yield over Treasuries.

                            NORTH TRACK FUNDS, INC.

                               S&P 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2002

                                                       NUMBER         MARKET
                                                      OF SHARES       VALUE
                                                      ---------       -----

COMMON STOCK -- 99.8%

CONSUMER  DISCRETIONARY -- 12.9%
*<F7>  AOL Time Warner Inc.                            186,094    $  2,744,887
       Black & Decker Corporation                        3,300         154,308
*<F7>  Clear Channel Communications, Inc.               25,538         946,183
       Walt Disney Company                              85,104       1,421,237
       Eastman Kodak Company                            12,134         399,815
#<F8>  Ford Motor Co.                                   76,027         643,188
#<F8>  General Motors Corporation                       23,356         776,587
*<F7>  Harrah's Entertainment, Inc.                      4,642         194,964
       The Home Depot, Inc.                             98,238       2,837,113
       Limited Brands                                   21,751         340,838
       May Department Stores Company                    11,989         279,943
       McDonald's Corporation                           53,180         963,090
       Radioshack Corporation                            7,163         149,707
#<F8>  Sears, Roebuck and Co.                           13,188         346,317
*<F7>  Toys "R" Us, Inc.                                 8,870          88,611
*<F7>  Viacom Inc.                                      73,578       3,282,315
       Wal-Mart Stores, Inc.                           185,454       9,931,062
                                                                  ------------
                                                                    25,500,165
                                                                  ------------

CONSUMER STAPLES -- 11.7%
       Anheuser-Busch Companies, Inc.                   36,219       1,910,914
       Avon Products, Inc.                               9,844         477,336
       Campbell Soup Company                            17,110         360,679
       Coca-Cola Company                               103,495       4,810,448
       Colgate-Palmolive Company                        22,626       1,243,977
       Gillette Company                                 44,107       1,317,917
       Heinz (H.J.) Company                             14,641         470,855
       PepsiCo, Inc.                                    73,890       3,258,549
       Philip Morris Companies Inc.                     88,131       3,591,338
       Procter & Gamble Company                         54,187       4,792,840
       Sara Lee Corporation                             32,726         747,134
                                                                  ------------
                                                                    22,981,987
                                                                  ------------

ENERGY -- 5.6%
       Baker Hughes Incorporated                        14,093         409,401
       Exxon Mobil Corporation                         281,741       9,483,402
       Halliburton Company                              18,215         294,719
       Schlumberger Limited                             24,043         964,365
                                                                  ------------
                                                                    11,151,887
                                                                  ------------

FINANCIAL SERVICES -- 18.0%
       American International Group,  Inc.             108,850       6,808,567
       American Express Company                         55,411       2,015,298
       Bank One Corporation                             48,935       1,887,423
       Bank of America Corporation                      62,652       4,373,110
       Citigroup Inc.                                  211,007       7,796,709
       The Goldman Sachs Group, Inc.                    20,082       1,437,871
       The Hartford Financial
         Services Group, Inc.                           10,312         407,324
       J.P. Morgan Chase & Co.                          83,131       1,724,968
       Lehman Brothers Holdings Inc.                    10,147         540,531
       Merrill Lynch & Co., Inc.                        36,084       1,369,388
       Morgan Stanley                                   45,696       1,778,488
       US Bancorp                                       79,822       1,683,446
       Wells Fargo & Company                            70,829       3,574,740
                                                                  ------------
                                                                    35,397,863
                                                                  ------------

HEALTH CARE -- 16.1%
*<F7>  Amgen, Inc.                                      53,293       2,481,322
       Baxter International Inc.                        25,147         629,178
       Bristol-Myers Squibb Company                     80,759       1,987,479
       CIGNA Corporation                                 5,825         210,516
       HCA-The Healthcare Company                       21,619         940,210
       Johnson & Johnson                               124,050       7,287,938
*<F7>  MedImmune, Inc.                                  10,455         267,125
       Medtronic, Inc.                                  50,592       2,266,522
       Merck & Co., Inc.                                93,789       5,087,115
#<F8>  Pfizer, Inc.                                    258,064       8,198,693
       Pharmacia Corporation                            53,793       2,313,099
                                                                  ------------
                                                                    31,669,197
                                                                  ------------

INDUSTRIALS -- 9.9%
#<F8>  3M Co.                                           16,265       2,064,679
       The Boeing Company                               35,003       1,041,339
       Burlington Northern
         Santa Fe Corporation                           15,880         408,592
       Delta Air Lines, Inc.                             5,146          51,872
       FedEx Corporation                                12,401         659,609
       General Dynamics Corporation                      8,404         665,009
+<F9>  General Electric Company                        414,823      10,474,281
       Honeywell International Inc.                     34,168         817,982
       Norfolk Southern Corporation                     16,208         327,402
       Raytheon Company                                 16,806         495,777
       Rockwell Automation, Inc.                         7,773         128,643
       Tyco International Ltd.                          83,190       1,202,927
       United Technologies Corporation                  19,675       1,213,357
                                                                  ------------
                                                                    19,551,469
                                                                  ------------

MATERIALS -- 2.4%
       Alcoa Inc.                                       35,211         776,754
       Allegheny Technologies, Inc.                      3,394          23,249
       Boise Cascade Corporation                         2,408          57,286
       Dow Chemical Company                             37,986         987,256
       International Paper Company                      20,100         702,093
       Weyerhaeuser Company                              9,086         411,596
       DuPont (E.I.) de Nemours
         and Company                                    41,427       1,708,864
                                                                  ------------
                                                                     4,667,098
                                                                  ------------

TECHNOLOGY -- 16.5%
*<F7>  Cisco Systems, Inc.                             305,056       3,410,526
*<F7>  Computer Sciences Corporation                     7,140         230,551
*<F7>  EMC Corporation                                  91,883         469,522
       Hewlett-Packard Company                         127,232       2,010,266
       International Business
         Machines Corporation                           70,643       5,576,558
       Intel Corporation                               277,893       4,807,549
#<F8>  Lucent Technologies, Inc.                       143,153         176,078
*<F7>  Microsoft Corporation                           225,789      12,072,938
*<F7>  National Semiconductor Corporation                7,526          99,945
*<F7>  Oracle Corporation                              226,532       2,308,361
       Texas Instruments Inc.                           72,294       1,146,583
*#     Unisys Corporation                               13,490         117,768
<F7><F8>
#<F8>  Xerox Corporation                                30,455         202,221
                                                                  ------------
                                                                    32,628,866
                                                                  ------------

TELECOMMUNICATION -- 5.3%
       AT&T Corp.                                      160,314       2,090,494
*#     Nextel Communications, Inc.                      37,974         428,347
<F7><F8>
       SBC Communications, Inc.                        138,630       3,557,246
       Verizon Communications                          113,754       4,295,351
                                                                  ------------
                                                                    10,371,438
                                                                  ------------

UTILITIES -- 1.3%
#<F8>  American Electric Power
         Company, Inc.                                  14,128         362,242
       El Paso Energy Corporation                       24,397         189,077
       Entergy Corporation                               9,346         412,065
       Exelon Corporation                               13,429         676,822
#<F8>  Southern Company                                 29,546         877,516
*<F7>  The AES Corporation                              22,650          40,090
       Williams Companies, Inc.                         21,578          40,567
                                                                  ------------
                                                                     2,598,379
                                                                  ------------
Total Common Stocks
  (Cost: $201,691,908)                                             196,518,349
                                                                  ------------

SHORT-TERM INVESTMENTS -- 4.0%

COMMERCIAL PAPER -- .7%
\<F10> Household Financial Corp                        731,254         731,213
\<F10> Queens Health System 144A                       585,003         584,441
                                                                  ------------
                                                                     1,315,654
                                                                  ------------

FLOATING RATE NOTES -- 1.3%
\<F10> Bear Stearns Co Medium Term Note              1,462,508       1,462,508
\<F10> Comerica Bank FCD                               365,627         365,554
\<F10> Morgan Stanley Dean Witter
         Medium Term Note                              804,379         806,557
                                                                  ------------
                                                                     2,634,619
                                                                  ------------

REPURCHASE AGREEMENTS -- 1.6%
\<F10> Bank of America Sec. LLC
         Triparty Repurchase Agreement               2,933,749       2,933,749
\<F10> Lehman Brothers Triparty
         Repurchase Agreement                          219,376         219,376
                                                                  ------------
                                                                     3,153,125
                                                                  ------------

MONEY MARKETS -- .4%
       Highmark Diversified Money
         Market Fund, Fiduciary Shares                 796,949         796,949
                                                                  ------------
Total Short-Term Investments                                         7,900,347
                                                                  ------------
TOTAL INVESTMENTS -- 103.8%                                        204,418,696
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (3.6)%                                      (7,103,398)
OTHER LIABILITIES,
  LESS ASSETS -- (.2)%                                                (295,687)
                                                                  ------------
NET ASSETS -- 100.0%                                              $197,019,611
                                                                  ------------
                                                                  ------------

*<F7>  Non-income producing
+<F9>  Segregated as collateral against futures
#<F8>  Loaned security
\<F10> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                            PSE TECH 100 INDEX FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2002

                                                       NUMBER         MARKET
                                                      OF SHARES       VALUE
                                                      ---------       -----

COMMON STOCKS -- 100.1%

BIOTECHNOLOGY -- 12.2%
*<F11>    Amgen, Inc.                                  135,300    $  6,299,568
          Applera Corporation -
          Applied Biosystems Group                     135,300       2,737,119
*<F11>    Biogen, Inc.                                 135,300       4,964,157
*#        Chiron Corporation                           135,300       5,344,350
<F11><F13>
*<F11>    Genentech, Inc.                              135,300       4,612,377
*<F11>    Genzyme Corporation -
            General Division                           135,300       3,768,105
*<F11>    MedImmune, Inc.                              135,300       3,456,915
                                                                  ------------
                                                                    31,182,591
                                                                  ------------

COMMERCIAL SERVICES
  & SUPPLIES -- 4.1%
          Automatic Data Processing, Inc.              135,300       5,754,309
          First Data Corporation                       135,300       4,727,382
                                                                  ------------
                                                                    10,481,691
                                                                  ------------

COMMUNICATIONS
  EQUIPMENT -- 10.1%
*<F11>    ADC Telecommunications, Inc.                 135,300         213,774
#<F13>    Alcatel ADR                                  135,300         661,617
*<F11>    CIENA Corporation                            135,300         497,904
#<F13>    Corning Incorporated                         135,300         253,011
          Harris Corporation                           135,300       3,569,214
*<F11>    JDS Uniphase Corporation                     135,300         303,207
*#        Juniper Networks, Inc.                       135,300         788,123
<F11><F13>
          Lockheed Martin Corporation                  135,300       7,833,870
#<F13>    Lucent Technologies                          135,300         166,419
#<F13>    Nortel Networks Corporation                  135,300         166,419
*<F11>    QUALCOMM Inc                                 135,300       4,670,556
          Raytheon Company                             135,300       3,991,350
#<F13>    Scientific-Atlanta, Inc.                     135,300       1,652,013
*<F11>    Tellabs, Inc.                                135,300       1,039,104
                                                                  ------------
                                                                    25,806,581
                                                                  ------------

COMPUTER HARDWARE -- 1.3%
*<F11>    3Com Corporation                             135,300         570,831
*<F11>    Adaptec, Inc.                                135,300         806,388
*<F11>    Cisco Systems, Inc.                          135,300       1,512,654
*<F11>    Sun Microsystems, Inc.                       135,300         400,623
                                                                  ------------
                                                                     3,290,496
                                                                  ------------

COMPUTERS
  & PERIPHERALS -- 11.4%
*<F11>    Apple Computer, Inc.                         135,300       2,174,271
*<F11>    Dell Computer Corporation                    135,300       3,870,933
*<F11>    EMC Corp                                     135,300         691,383
*<F11>    Gateway, Inc.                                135,300         405,900
          Hewlett-Packard Company                      135,300       2,137,740
+<F12>    International Business
            Machines Corporation                       135,300      10,680,582
*<F11>    NCR Corporation                              135,300       3,009,072
*#        Network Appliance, Inc.                      135,300       1,213,776
<F11><F13>
*<F11>    Quantum Corporation -
            DLT & Storage Systems                      135,300         400,488
*<F11>    Storage Technology Corporation               135,300       2,392,104
*#        VERITAS Software                             135,300       2,063,325
<F11><F13>
                                                                  ------------
                                                                    29,039,574
                                                                  ------------

ELECTRONIC EQUIPMENT
  & INSTRUMENTS -- 7.2%
*<F11>    Agilent Technologies,Inc.                    135,300       1,860,375
*<F11>    American Power
            Conversion Corporation                     135,300       1,748,076
          Biomet, Inc.                                 135,300       3,985,938
*#        Coherent, Inc.                               135,300       2,390,751
<F11><F13>
#<F13>    Millipore Corporation                        135,300       4,601,553
*<F11>    Solectron Corporation                        135,300         304,425
          Symbol Technologies, Inc.                    135,300       1,170,345
*<F11>    Tektronix, Inc.                              135,300       2,390,751
                                                                  ------------
                                                                    18,452,214
                                                                  ------------

HEALTHCARE EQUIPMENT
  & SUPPLIES -- 6.3%
*<F11>    Boston Scientific Corporation                135,300       5,091,339
          Medtronic, Inc.                              135,300       6,061,440
*<F11>    St. Jude Medical, Inc.                       135,300       4,818,033
                                                                  ------------
                                                                    15,970,812
                                                                  ------------

INTERNET SOFTWARE & SERVICES -- 1.6%
*<F11>    AOL Time Warner Inc.                         135,300       1,995,675
*#        Yahoo!, Inc.                                 135,300       2,018,676
<F11><F13>
                                                                  ------------
                                                                     4,014,351
                                                                  ------------

IT CONSULTING & SERVICES -- 4.1%
*<F11>    Computer Sciences Corporation                135,300       4,368,837
          Electronic Data Systems                      135,300       2,037,618
*<F11>    SunGard Data Systems, Inc.                   135,300       2,999,601
*#        Unisys Corporation                           135,300       1,181,169
<F11><F13>
                                                                  ------------
                                                                    10,587,225
                                                                  ------------

OFFICE ELECTRONICS -- 0.4%
#<F13>    Xerox Corporation                            135,300         898,392
                                                                  ------------
                                                                       898,392
                                                                  ------------

SEMICONDUCTOR EQUIPMENT
  & PRODUCTS -- 16.8%
*#        Advanced Micro Devices, Inc.                 135,300         830,742
<F11><F13>
*#        Analog Devices, Inc.                         135,300       3,626,040
<F11><F13>
*<F11>    Applied Materials, Inc.                      135,300       2,033,559
*<F11>    Cypress Semiconductor Corporation            135,300         760,386
          Intel Corporation                            135,300       2,340,690
*<F11>    KLA-Tencor Corporation                       135,300       4,818,033
*<F11>    Kulicke & Soffa Industries, Inc.             135,300         507,375
*<F11>    Lam Research Corporation                     135,300       1,703,427
          Linear Technologies                          135,300       3,739,692
*<F11>    LSI Logic Corporation                        135,300         798,270
#<F13>    Maxim Integrated Products, Inc.              135,300       4,307,952
*<F11>    Micron Technology, Inc.                      135,300       2,164,800
*<F11>    National Semiconductor  Corporation          135,300       1,796,784
*<F11>    Novellus Systems, Inc.                       135,300       4,275,480
*<F11>    Standard Microsystems Corporation            135,300       2,593,701
*<F11>    Non-income producing
*#        Teradyne, Inc.                               135,300       1,638,483
<F11><F13>
          Texas Instruments Inc.                       135,300       2,145,858
*#        Vitesse Semiconductors                       135,300         238,128
<F11><F13>
*<F11>    Xilinx, Inc.                                 135,300       2,569,347
                                                                  ------------
                                                                    42,888,747
                                                                  ------------

SOFTWARE -- 22.6%
          Adobe Systems, Inc.                          135,300       3,198,492
          Autodesk, Inc.                               135,300       1,583,010
*#        BEA Systems, Inc.                            135,300       1,094,442
<F11><F13>
*<F11>    BMC Software, Inc.                           135,300       2,156,682
*<F11>    Cadence Design Systems, Inc.                 135,300       1,370,589
*#        Check Point Software
<F11><F13>  Technologies Ltd.                          135,300       1,865,787
          Computer Associates
            International, Inc.                        135,300       2,010,558
*<F11>    Compuware Corp                               135,300         656,340
*#        DST System, Inc.                             135,300       4,160,475
<F11><F13>
*#        Electronic Arts, Inc.                        135,300       8,810,736
<F11><F13>
*#        Mentor Graphics Corporation                  135,300       1,284,403
<F11><F13>
*<F11>    Microsoft Corporation                        135,300       7,234,491
*<F11>    Network Associates                           135,300       2,149,917
*<F11>    Novell, Inc.                                 135,300         328,779
*<F11>    Oracle Corporation                           135,300       1,378,707
*<F11>    PeopleSoft, Inc.                             135,300       2,448,930
#<F13>    SAP AG - ADR                                 135,300       2,589,642
*<F11>    Siebel Systems, Inc.                         135,300       1,017,456
*<F11>    Sybase, Inc.                                 135,300       1,733,193
*<F11>    Symantec Corporation                         135,300       5,412,000
*#        Synopsys, Inc.                               135,300       5,121,105
<F11><F13>
                                                                  ------------
                                                                    57,605,734
                                                                  ------------

WIRELESS TELECOMMUNICATIONS -- 2.0%
          Motorola, Inc.                               135,300       1,240,701
*#        Nextel Communications, Inc.                  135,300       1,526,184
<F11><F13>
          Nokia Corp - ADR                             135,300       2,248,686
                                                                  ------------
                                                                     5,015,571
                                                                  ------------
Total Common Stocks
  (Cost $564,715,303)                                              255,233,979
                                                                  ------------

SHORT-TERM INVESTMENTS -- 22.4%

COMMERCIAL PAPER -- 4.1%
\<F14>    Household Financial Corp                   5,759,558       5,759,238
\<F14>    Queens Health System 144A                  4,607,646       4,603,221
                                                                  ------------
                                                                    10,362,459
                                                                  ------------

FLOATING RATE NOTES -- 8.1%
\<F14>    Bear Stearns Co Medium
            Term Note                               11,519,116      11,519,116
\<F14>    Comerica Bank FCD                          2,879,779       2,879,203
\<F14>    Morgan Stanley Dean Witter
            Medium Term Note                         6,335,514       6,352,664
                                                                  ------------
                                                                    20,750,983
                                                                  ------------

REPURCHASE AGREEMENTS -- 9.7%
\<F14>    Bank of America Sec. LLC Triparty
            Repurchase Agreement                    23,107,016      23,107,017
\<F14>    Lehman Brothers Triparty
            Repurchase Agreement                     1,727,867       1,727,867
                                                                  ------------
                                                                    24,834,884
                                                                  ------------

MONEY MARKETS -- .4%
          Highmark Diversified Money
            Market Fund, Fiduciary Shares            1,055,911       1,055,911
                                                                  ------------
Total Short-Term Investments                                        57,004,237
                                                                  ------------
TOTAL INVESTMENTS -- 122.5%                                        312,238,216
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (21.9)%                                    (55,948,326)
OTHER LIABILITIES,
  LESS ASSETS -- (.5)%                                              (1,317,720)
                                                                  ------------
NET ASSETS -- 100.0%                                              $254,972,170
                                                                  ------------
                                                                  ------------

*<F11> Non-income producing
+<F12> Segregated as collateral against futures
#<F13> Loaned security
\<F14> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.


                            NORTH TRACK FUNDS, INC.

                    DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2002

                                                        NUMBER        MARKET
                                                      OF SHARES        VALUE
                                                      ---------       ------

COMMON STOCKS -- 99.8%

ADVANCED MEDICAL
  EQUIPMENT -- 9.9%
          Beckman Coulter, Inc.                          2,546     $    70,906
          Biomet, Inc.                                   7,586         223,484
          DENTSPLY International, Inc.                   2,504          92,448
*<F15>    Edwards Lifesciences Corporation               2,531          65,021
*<F15>    Guidant Corporation                            8,543         252,616
          Medtronic, Inc.                               21,533         964,678
*<F15>    St. Jude Medical, Inc.                         5,316         189,303
          Stryker Corporation                            3,849         242,872
          Varian Medical Systems, Inc.                   2,425         116,933
*<F15>    Zimmer Holdings, Inc.                          5,581         230,049
                                                                   -----------
                                                                     2,448,310
                                                                   -----------

BIOTECHNOLOGY -- 14.6%
*<F15>    Abgenix, Inc.                                  4,271          29,043
*<F15>    Affymetrix, Inc.                               2,183          56,976
*<F15>    Alkermes, Inc.                                 3,443          31,744
*<F15>    Amgen, Inc.                                   20,494         954,201
          Applera Corporation -
          Applied Biosystems Group                       7,120         144,038
*<F15>    Biogen, Inc.                                   4,775         175,195
*<F15>    Celgene Corporation                            3,428          75,930
*<F15>    Charles River Laboratories
            International, Inc.                          1,817          66,775
*#        Chiron Corporation                             3,595         142,002
<F15><F16>
*<F15>    CV Therapeutics, Inc.                          1,350          32,400
*<F15>    Enzon, Inc.                                    2,114          41,012
*<F15>    Genentech, Inc.                                6,314         215,244
*<F15>    Genzyme Corporation -
            General Division                             6,520         181,582
*<F15>    Gilead Sciences, Inc.                          5,840         202,882
*<F15>    Human Genome Sciences, Inc.                    4,959          48,449
*<F15>    ICOS Corporation                               2,418          59,749
*#        IDEC Pharmaceuticals Corporation               4,567         210,173
<F15><F16>
*<F15>    IDEXX Laboratories, Inc.                       1,556          53,682
*<F15>    ImClone Systems Incorporated                   3,310          23,703
*<F15>    Incyte Genomics, Inc.                          4,196          20,728
*<F15>    Invitrogen Corporation                         2,093          58,227
*<F15>    Laboratory Corporation
            of America Holdings                          5,274         127,103
*<F15>    Medarex, Inc.                                  4,593          18,234
*<F15>    MedImmune, Inc.                                6,652         169,959
*<F15>    Millennium Pharmaceuticals, Inc.              10,300          76,632
*<F15>    Myriad Genetics, Inc.                          1,293          23,352
*<F15>    Protein Design Labs, Inc.                      4,381          36,362
*<F15>    Quest Diagnostics Incorporated                 2,396         152,937
*<F15>    Quintiles Transnational Corporation            5,153          55,395
*#        Scios Inc.                                     2,037          58,788
<F15><F16>
*<F15>    Vertex Pharmaceuticals Incorporated            3,272          64,164
                                                                   -----------
                                                                     3,606,661
                                                                   -----------

HEALTH CARE PROVIDERS -- 15.4%
*<F15>    AdvancePCS                                     3,247          81,500
          Aetna Inc.                                     4,675         188,402
*<F15>    Anthem, Inc.                                   3,855         242,865
*<F15>    Apria Healthcare Group Inc.                    2,419          58,999
*<F15>    Caremark Rx, Inc.                              7,979         141,228
          CIGNA Corporation                              3,976         143,693
*<F15>    DaVita, Inc.                                   2,721          65,222
*<F15>    Express Scripts, Inc,-Class A                  2,200         119,570
*<F15>    First Health Group Corp.                       3,415          88,722
          HCA-The Healthcare Company                    10,271         446,686
          Health Management
            Associates, Inc. - Class A                   7,564         144,624
*<F15>    Health Net Inc.                                4,476         104,738
*<F15>    HealthSouth Corporation                       16,631          72,345
*<F15>    Humana Inc.                                    6,272          76,393
*<F15>    Lincare Holdings Inc.                          3,697         125,957
*<F15>    Manor Care, Inc.                               3,919          77,479
          Omnicare, Inc.                                 3,728          81,009
*<F15>    Orthodontic Centers of America, Inc.           2,614          24,938
*<F15>    Oxford Health Plans, Inc.                      3,013         107,142
*<F15>    Renal Care Group, Inc.                         2,060          65,199
*<F15>    Tenet Healthcare Corporation                  10,713         307,999
*<F15>    Triad Hospitals, Inc.                          2,548          93,002
          UnitedHealth Group Incorporated                6,314         574,258
*<F15>    Universal Health Services,
            Inc. - Class B                               1,868          90,561
*<F15>    Wellpoint Health Networks Inc.                 3,762         282,940
                                                                   -----------
                                                                     3,805,471
                                                                   -----------

MEDICAL SUPPLIES -- 10.3%
          Abbott Laboratories                           24,962       1,045,159
*<F15>    Apogent Technologies Inc.                      4,344          78,974
#<F16>    Bausch & Lomb Incorporated                     2,214          68,855
          Baxter International Inc.                     14,575         364,666
          Becton Dickinson and Company                   7,405         218,522
*<F15>    Boston Scientific Corporation                  7,825         294,455
          C. R. Bard, Inc.                               1,932         108,057
*<F15>    Cytyc Corporation                              5,350          55,961
*<F15>    Henry Schein, Inc.                             1,676          84,085
          Hillenbrand Industries, Inc.                   2,030         105,560
*<F15>    Patterson Dental Company                       2,201         113,373
                                                                   -----------
                                                                     2,537,667
                                                                   -----------

PHARMACEUTICAL -- 49.6%
          Allergan, Inc.                                 3,700         201,465
*<F15>    Andrx Group                                    3,280          50,676
*<F15>    Barr Laboratories, Inc.                        1,269          74,655
          Bristol-Myers Squibb Company                  35,801         881,063
*<F15>    Cephalon, Inc.                                 2,073         104,210
          Eli Lilly and Company                         16,610         921,855
*<F15>    Forest Laboratories, Inc                       4,234         414,890
          ICN Pharmaceuticals, Inc.                      4,260          35,571
*<F15>    Inhale Therapeutic Systems, Inc.               3,392          21,573
*<F15>    IVAX Corporation                               6,760          84,838
          Johnson & Johnson                             38,082       2,237,317
*<F15>    King Pharmaceuticals, Inc.                     7,636         117,213
*<F15>    Medicis Pharmaceutical Corporation             1,342          61,598
          Merck & Company, Inc.                         32,569       1,766,543
          Mylan Laboratories Inc.                        4,270         134,377
*<F15>    NPS Pharmaceuticals, Inc.                      1,487          38,632
          Pfizer Inc.                                   76,867       2,442,065
          Pharmacia Corporation                         22,630         973,090
          Schering-Plough Corporation                   30,819         657,986
*<F15>    Sepracor Inc.                                  4,632          40,298
*<F15>    SICOR Inc.                                     3,446          51,311
*<F15>    Watson Pharmaceuticals, Inc.                   3,980         109,410
          Wyeth                                         24,249         812,341
                                                                   -----------
                                                                    12,232,977
                                                                   -----------
Total Common Stocks
  (Cost $29,879,468)                                                24,631,086
                                                                   -----------

SHORT-TERM INVESTMENTS -- 2.7%

COMMERCIAL PAPER -- .4%
\<F17>    Household Financial Corp                      48,709          48,707
\<F17>    Queens Health System 144A                     38,967          38,930
                                                                   -----------
                                                                        87,637
                                                                   -----------

FLOATING RATE NOTES -- .7%
\<F17>    Bear Stearns Co Medium Term Note              97,419          97,419
\<F17>    Comerica Bank FCD                             24,355          24,350
\<F17>    Morgan Stanley Dean Witter
            Medium Term Note                            53,580          53,724
                                                                   -----------
                                                                       175,493
                                                                   -----------

REPURCHASE AGREEMENTS -- .9%
\<F17>    Bank of America Sec. LLC Triparty
            Repurchase Agreement                       195,419         195,419
\<F17>    Lehman Brothers Triparty
            Repurchase Agreement                        14,613          14,613
                                                                   -----------
                                                                       210,032
                                                                   -----------

MONEY MARKETS -- .8%
          Highmark Diversified Money
            Market Fund, Fiduciary Shares              188,105         188,105
                                                                   -----------
Total Short-Term Investments                                           661,267
                                                                   -----------
TOTAL INVESTMENTS -- 102.5%                                         25,292,353
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (1.9)%                                        (473,162)
OTHER LIABILITIES,
  LESS ASSETS -- (.6)%                                                (141,533)
                                                                   -----------
NET ASSETS -- 100.0%                                               $24,677,658
                                                                   -----------
                                                                   -----------

*<F15> Non-income producing
#<F16> Loaned security
\<F17> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES U.S. FINANCIAL 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2002

                                                        NUMBER        MARKET
                                                      OF SHARES        VALUE
                                                      ---------        -----

COMMON STOCKS -- 99.9%

BANKING -- 37.3%
          AmSouth Bancorporation                         5,320     $   104,272
          Bank of America Corporation                   16,631       1,160,844
          Bank of New York Company, Inc.                 9,956         258,856
          Bank One Corporation                          15,135         583,757
          Banknorth Group, Inc.                          2,265          52,480
#<F19>    BB&T Corporation                               6,584         238,670
          Comerica Incorporated                          2,565         111,988
          Compass Bancshares, Inc.                       1,950          62,985
          Fifth Third Bancorp                            6,482         411,607
          First Tennessee National Corporation           1,922          71,268
          FleetBoston Financial Corporation             14,198         332,091
          Huntington Bancshares Incorporated             3,625          68,549
          J.P. Morgan Chase & Co.                       24,752         513,604
          KeyCorp                                        6,082         148,583
          M&T Bank Corporation                           1,290         105,677
          Marshall & Ilsley Corporation                  2,916          82,115
          Mercantile Bankshares Corporation              1,090          42,445
          National City Corporation                      8,442         229,031
          National Commerce Bancorporation               3,083          75,472
          North Fork Bancorporation, Inc.                2,395          92,112
          Northern Trust Corporation                     2,845          99,063
          PNC Financial Services Group                   4,060         165,080
          Popular, Inc.                                  1,749          56,650
          Regions Financial Corporation                  3,237         109,637
          SouthTrust Corporation                         4,950         126,819
          SunTrust Banks, Inc.                           3,434         208,925
          Synovus Financial Corp.                        3,961          81,161
          TCF Financial Corporation                      1,094          46,429
          U.S. Bancorp                                  25,035         527,988
          Union Planters Corporation                     2,983          84,300
          Wachovia Corporation                          17,695         615,609
          Wells Fargo & Company                         20,970       1,058,356
          Zions Bancorporation                           1,414          56,857
                                                                   -----------
                                                                     7,983,280
                                                                   -----------

DIVERSIFIED FINANCIAL -- 24.1%
          American Express Company                      15,358         558,570
*#        AmeriCredit Corp.                              2,565          19,468
<F18><F19>
          Capital One Financial Corporation              3,276          99,820
          Citigroup Inc.                                58,890       2,175,985
#<F19>    Countrywide Credit Industries, Inc.            1,865          93,828
          Fannie Mae                                    12,449         832,340
          Freddie Mac                                    9,035         556,375
          Household International, Inc.                  6,406         152,207
          John Hancock Financial Services, Inc.          4,180         122,474
          MBNA Corporation                              15,345         311,657
          SLM Corporation                                2,154         221,302
                                                                   -----------
                                                                     5,144,026
                                                                   -----------

INSURANCE FULL-LINE -- 8.9%
          Allmerica Financial Corporation                  995           8,467
          American International Group, Inc.            27,057       1,692,415
#<F19>    Aon Corporation                                3,560          65,255
          Hartford Financial Services Group, Inc.        3,588         141,726
                                                                   -----------
                                                                     1,907,863
                                                                   -----------

INSURANCE: LIFE -- 2.9%
          AFLAC Inc.                                     7,157         217,859
          Jefferson-Pilot Corporation                    2,215          88,932
          Lincoln National Corporation                   2,785          84,970
          MetLife, Inc.                                  4,351         103,902
          Torchmark Corporation                          1,840          65,872
          UnumProvident Corporation                      3,285          67,408
                                                                   -----------
                                                                       628,943
                                                                   -----------

INSURANCE: PROP/CASUALTY -- 9.3%
          ACE Limited                                    3,748         115,251
          The Allstate Corporation                       8,876         353,087
#<F19>    Ambac Financial Group, Inc.                    1,554          96,037
          The Chubb Corporation                          2,456         138,543
          Cincinnati Financial Corporation               2,000          75,980
          Everest Re Group, Ltd.                           786          45,604
          Loews Corporation                              2,009          86,668
          Marsh & McLennan Cos                           7,215         337,013
          MBIA, Inc.                                     2,190          95,593
          MGIC Investment Corporation                    1,560          65,458
          Old Republic International
            Corporation                                  1,738          51,810
          The Progressive Corporation                    2,721         149,655
          Radian Group Inc.                              1,446          51,000
          SAFECO Corporation                             1,926          68,489
#<F19>    The St. Paul Companies, Inc.                   3,309         108,535
          XL Capital Ltd. Cl A                           1,938         147,579
                                                                   -----------
                                                                     1,986,302
                                                                   -----------

REAL ESTATE -- 3.0%
          Apartment Investment & Management
          Company - Class A                              1,315          46,209
          Archstone Communities Trust                    2,688          61,663
          Avalonbay Communities, Inc.                    1,020          38,454
          Duke-Weeks Realty Corporation                  1,965          47,749
          Equity Office Properties Trust                 5,975         143,878
          Equity Residential Properties Trust            3,994          94,738
          Plum Creek Timber Company, Inc.                2,773          62,698
          ProLogis Trust                                 2,703          65,413
          Simon Property Group, Inc.                     2,240          76,496
                                                                   -----------
                                                                       637,298
                                                                   -----------

SAVINGS & LOAN -- 3.5%
          Charter One Financial, Inc.                    3,465         104,920
          Golden West Financial Corporation              1,905         131,559
          Greenpoint Financial Corp.                     1,311          57,120
          Washington Mutual, Inc.                       12,781         457,049
                                                                   -----------
                                                                       750,648
                                                                   -----------

INVESTMENT SERVICES -- 10.9%
          A.G. Edwards, Inc.                             1,255          41,290
#<F19>    The Bear Stearns Companies Inc.                1,483          90,537
*<F18>    The BISYS Group, Inc.                          1,875          33,562
          The Charles Schwab Corporation                14,899         136,773
*<F18>    E*TRADE Group, Inc.                            5,885          26,482
          Federated Investors, Inc. - Class B            1,494          40,039
          Franklin Resources, Inc.                       2,205          72,743
          The Goldman Sachs Group, Inc.                  3,382         242,151
          Legg Mason, Inc.                                 985          45,763
          Lehman Brothers Holdings Inc.                  3,422         182,290
          Mellon Financial Corporation                   6,171         174,578
          Merrill Lynch & Co., Inc.                     10,838         411,302
          Morgan Stanley Dean Witter & Co.              13,086         509,307
          SEI Investments Company                        1,255          33,496
          State Street Corporation                       4,565         188,854
          Stilwell Financial, Inc.                       3,429          40,154
          T. Rowe Price Group Inc.                       1,891          53,383
                                                                   -----------
                                                                     2,322,704
                                                                   -----------
Total Common Stocks
  (Cost $24,520,304)                                                21,361,064
                                                                   -----------

SHORT-TERM INVESTMENTS -- 3.8%

COMMERCIAL PAPER -- .6%
\<F20>    Household Financial Corp                      72,370          72,366
\<F20>    Queens Health System 144A                     57,896          57,841
                                                                   -----------
                                                                       130,207
                                                                   -----------

FLOATING RATE NOTES -- 1.2%
\<F20>    Bear Stearns Co Medium Term Note             144,741         144,741
\<F20>    Comerica Bank FCD                             36,185          36,178
\<F20>    Morgan Stanley Dean Witter
            Medium Term Note                            79,607          79,823
                                                                   -----------
                                                                       260,742
                                                                   -----------

REPURCHASE AGREEMENTS -- 1.4%
\<F20>    Bank of America Sec. LLC Triparty
            Repurchase Agreement                       290,346         290,346
\<F20>    Lehman Brothers Triparty
            Repurchase Agreement                        21,711          21,711
                                                                   -----------
                                                                       312,057
                                                                   -----------

MONEY MARKETS -- .6%
          Highmark Diversified Money
            Market Fund, Fiduciary Shares              121,321         121,321
                                                                   -----------
Total Short-Term Investments                                           824,327
                                                                   -----------
TOTAL INVESTMENTS -- 103.7%                                         22,185,391
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (3.3)%                                        (703,006)
OTHER LIABILITIES,
  LESS ASSETS -- (.5)%                                                 (98,493)
                                                                   -----------
NET ASSETS -- 100.0%                                               $21,383,892
                                                                   -----------
                                                                   -----------

*<F18>Non-income producing
#<F19>Loaned security
\<F20>Security  purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                              MANAGED GROWTH FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2002

                                                        NUMBER        MARKET
                                                      OF SHARES       VALUE
                                                      ---------       -----

COMMON STOCK -- 99.4%

AUTOS & TRANSPORTATION -- 12.5%
          C.H. Robinson Worldwide, Inc.                 17,500     $   517,475
          Expeditors International
            of Washington, Inc.                         36,200       1,140,662
*<F21>    Gentex Corporation                            29,000         854,920
#<F22>    Harley-Davidson, Inc.                         22,650       1,184,595
#<F22>    Southwest Airlines Co.                        54,805         800,153
                                                                   -----------
                                                                     4,497,805
                                                                   -----------

CONSUMER DISCRETIONARY -- 31.2%
*<F21>    Bed Bath & Beyond Inc.                        33,300       1,180,818
*#        Catalina Marketing Corporation                32,800         634,680
<F21><F22>
#<F22>    Cintas Corporation                            20,990         992,197
*#        Electronic Arts Inc.                          17,000       1,107,040
<F21><F22>
#<F22>    Fastenal Company                              28,140         955,353
*<F21>    Jones Apparel Group, Inc.                     14,300         495,352
*<F21>    Kohl's Corporation                            19,530       1,141,529
*<F21>    O'Reilly Automotive, Inc.                     28,100         766,287
*<F21>    Panera Bread Company                          17,200         559,000
          Ruby Tuesday, Inc.                            39,000         680,550
*<F21>    Scholastic Corporation                        22,100         975,715
*#        Starbucks Corporation                         44,300       1,052,125
<F21><F22>
*#        Whole Foods Market, Inc.                      15,300         713,806
<F21><F22>
                                                                   -----------
                                                                    11,254,452
                                                                   -----------

CONSUMER STAPLES -- 1.7%
          Walgreen Co.                                  18,400         621,000
                                                                   -----------

CONSUMER NONDURABLES -- 1.5%
          Valspar Corporation                           12,900         538,833
                                                                   -----------

FINANCIAL SERVICES -- 20.4%
#<F22>    Brown & Brown                                 18,090         549,936
#<F22>    Commerce Bancorp, Inc.                        20,400         936,564
          FactSet Research Systems Inc.                 14,500         396,575
          Fifth Third Bancorp                           10,320         655,320
*<F21>    Fiserv, Inc.                                  34,250       1,069,970
          Investors Financial Services Corp.            19,400         594,998
          Paychex, Inc.                                 28,212         813,070
          SEI Investments Company                       18,700         499,103
*<F21>    SunGard Data Systems, Inc.                    42,930         951,758
          TCF Financial Corporation                     15,300         649,332
*<F21>    The BISYS Group, Inc.                         13,000         232,700
                                                                   -----------
                                                                     7,349,326
                                                                   -----------

HEALTH CARE -- 20.0%
          Cardinal Health, Inc.                         13,950         965,480
*<F21>    First Health Group Corp.                      29,500         766,410
*<F21>    Forest Laboratories, Inc.                      9,700         950,503
#<F22>    Health Management Associates,
            Inc. - Class A                              52,500       1,003,800
*<F21>    MedImmune, Inc.                               19,100         488,005
*<F21>    Patterson Dental Company                      23,840       1,227,998
          Stryker Corporation                           14,800         933,880
          UnitedHealth Group Incorporated                9,580         871,301
                                                                   -----------
                                                                     7,207,377
                                                                   -----------

OTHER ENERGY -- 4.1%
          Apache Corporation                            13,000         702,780
*#        BJ Services Company                           24,900         755,217
<F21><F22>
                                                                   -----------
                                                                     1,457,997
                                                                   -----------

PRODUCER DURABLES -- 1.5%
          Donaldson Company, Inc.                       16,700         527,219
                                                                   -----------

TECHNOLOGY -- 6.5%
*<F21>    Intuit Inc.                                   19,000         986,480
          Linear Technology Corporation                 16,300         450,532
*<F21>    Zebra Technologies Corporation                14,700         904,344
                                                                   -----------
                                                                     2,341,356
                                                                   -----------
Total Common Stocks
  (Cost $33,731,161)                                                35,795,365

                                                                   -----------

SHORT-TERM INVESTMENTS -- 28.8%

COMMERCIAL PAPER -- 5.2%
\<F23>    Household Financial Corp                   1,049,419       1,049,360
\<F23>    Queens Health System 144A                    839,535         838,729
                                                                   -----------
                                                                     1,888,089
                                                                   -----------

FLOATING RATE NOTES -- 10.5%
\<F23>    Bear Stearns Co Medium Term Note           2,098,838       2,098,838
\<F23>    Comerica Bank FCD                            524,709         524,604
\<F23>    Morgan Stanley Dean Witter
            Medium Term Note                         1,154,361       1,157,485
                                                                   -----------
                                                                     3,780,927
                                                                   -----------

REPURCHASE AGREEMENTS -- 12.6%
\<F23>    Bank of America Sec. LLC Triparty
            Repurchase Agreement                     4,210,208       4,210,208
\<F23>    Lehman Brothers Triparty
            Repurchase Agreement                       314,826         314,826
                                                                   -----------
                                                                     4,525,034
                                                                   -----------

MONEY MARKETS -- .5%
          Highmark Diversified Money Market
            Fund, Fiduciary Shares                     196,407         196,407
                                                                   -----------
Total Short-Term Investments                                        10,390,457
                                                                   -----------
TOTAL INVESTMENTS -- 128.2%                                         46,185,822
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (28.3)%                                    (10,194,050)
OTHER ASSETS,
  LESS LIABILITIES -- .1%                                               31,989
                                                                   -----------
NET ASSETS -- 100.0%                                               $36,023,761
                                                                   -----------
                                                                   -----------

*<F21>  Non-income producing
#<F22>  Loaned security
\<F23>  Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                                TAX-EXEMPT FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2002

  NUMBER
 OF SHARES                                                                                   S&P      MOODY'S          MARKET
OR PAR VALUE                 DESCRIPTION                                                    RATING     RATING           VALUE
------------                 -----------                                                    ------     ------           -----
LONG-TERM TAX-EXEMPT SECURITIES -- 98.7%

ALABAMA -- 6.1%
$1,000,000   The Board of Trustees of Alabama Agricultural and Mechanical                    AAA        Aaa         $ 1,035,380
             University Revenue Bonds, Series 1998, 5.00%, due 11-01-2016

 1,000,000   City of Tuscaloosa, Alabama, General Obligation Bonds, Series 2000,             AA-        Aa3           1,099,750
             5.75%, due 01-01-2020

COLORADO -- 6.0%
 1,000,000   Colorado Post Secondary Educational Facilities Authority Revenue                AAA         A2           1,022,540
             Refunding Bonds (University of Denver Project), 6.00%, due 03-01-2016

 1,000,000   City of Westminster, Colorado, Sales and Use Tax Revenue Refunding               AA         NR           1,100,020
             and Improvement Bonds, Series 1997A, 5.60%, due 12-01-2016

CONNECTICUT -- 3.3%
 1,000,000   City of New Haven, Connecticut, General Obligation Bonds Issue of 2000,         AAA        Aaa           1,165,890
             Series B, 5.75%, Prerefunded 11-01-2009 at 101

ILLINOIS -- 7.4%
 1,000,000   Public Building Commission of Chicago Building Revenue Bonds,                   AAA        Aaa           1,295,300
             Series A of 1990, (Board of Education of the City of Chicago), 7.00%,
             due 01-01-2020

 1,000,000   Community Unit School District Number 116, Lake County, Illinois,               AAA        Aaa           1,320,910
             (Round Lake) School Bonds, Series 1996, 7.60%, due 02-01-2014

INDIANA -- 10.9%
 1,500,000   Indiana State Office Building Commission Capitol Complex Revenue                AAA        Aaa           1,982,955
             Bonds, Series 1990A, (Senate Avenue Parking Facility), 7.40%,
             due 07-01-2015

 1,500,000   The Indianapolis Local Public Improvement Bond Bank, Series 1992D                AA         NR           1,833,540
             Bonds, 6.75%, due 02-01-2014

MAINE -- 3.0%
 1,000,000   Maine Turnpike Authority Special Obligation Refunding Bonds,                    AAA        Aaa           1,039,320
             Series 1998, 5.00%, due 07-01-2018

MASSACHUSETTS -- 6.1%
 1,000,000   City of Springfield, Massachusetts, General Obligation State Qualified          AAA        Aaa           1,035,210
             Municipal Purpose Loan of 1998 Bonds, 5.00%, due 11-15-2018

 1,000,000   Town of Sterling, Massachusetts, General Obligation School                       NR        Aaa           1,119,940
             Construction Bonds Unlimited Tax, 6.00%, due 02-15-2020MICHIGAN -- 9.3%

MICHIGAN -- 9.3%
 1,000,000   Dexter Community Schools, Counties of Washtenaw and Livingston,                 AAA        Aaa           1,077,930
             State of Michigan, 1998 School Building and Site Bonds, (Unlimited
             Tax General Obligation), 5.10%, due 05-01-2018

 1,000,000   Board of Control of Northern Michigan University, General Revenue               AAA        Aaa           1,025,350
             Bonds, Series 1997, 5.125%, due 12-01-2020

 1,000,000   West Bloomfield, Michigan, School District General Obligation Bond,             AAA        Aaa           1,157,200
             5.85%, Prerefunded 05-01-2010 at 100

MINNESOTA -- 3.0%
 1,000,000   Minnesota Public Facilities Authority Water Pollution Control Revenue           AAA        Aaa           1,059,840
             Bonds, Series 2000A, 5.125%, due 03-01-2014

MISSISSIPPI -- 2.9%
 1,000,000   Certificates of Participation, (East Mississippi Correctional Facility          AAA        Aaa           1,027,140
             Project), Series 1997, Payments under Lease/Purchase Agreement,
             5.00%, due 01-01-2018

MISSOURI -- 4.8%
 1,000,000   State Environmental Improvement and Energy Resources Authority,                  NR        Aaa           1,084,280
             (State of Missouri), Water Pollution Control & Drinking Water
             Revenue Bonds, Series 1999A, 5.25%, due 01-01-2014

   550,000   State Environmental Improvement and Energy Resources Authority,                  NR        Aaa             609,356
             (State of Missouri), Water Pollution Control and Drinking Water
             Revenue Bonds, Series 2000B, 5.625%, due 07-01-2015

NEW YORK -- 3.3%
 1,000,000   County of Monroe, New York, General Obligation Bonds Public                     AA-         A3           1,174,610
             Improvement Refunding Bonds-1996, Series A, 6.00%, due 03-01-2019

OKLAHOMA -- 3.4%
 1,000,000   Tulsa Industrial Authority Revenue and Refunding Bonds, (The                    AAA        Aaa           1,185,670
             University of Tulsa), Series 1996A, 6.00%, due 10-01-2016

PENNSYLVANIA -- 3.0%
 1,000,000   Public Auditorium Authority of Pittsburgh and Allegheny County,                 AAA        Aaa           1,039,010
             (Allegheny County, Pennsylvania), Hotel Room Excise Tax Revenue
             Bonds, Series of 1999, 5.00%, due 02-01-2017

SOUTH CAROLINA -- 2.9%
 1,000,000   City of Spartanburg, South Carolina, Water System Refunding                     AAA        Aaa           1,034,040
             Revenue Bonds, Series 1997, 5.00%, due 06-01-2019

TENNESSEE -- 5.8%
 1,000,000   Harpeth Valley Utilities District of Davidson and Williamson Counties,          AAA        Aaa           1,027,100
             Tennessee, Utilities Improvement Revenue Bonds, Series 1998,
             5.05%, due 09-01-2020

 1,000,000   Shelby County, Tennessee, General Obligation Public Improvement and             AA+        Aa2           1,018,640
             School Bonds, 2001 Series A, 5.00%, due 04-01-2020

TEXAS -- 6.1%
 1,000,000   City of San Antonio, Texas, (Bexar County), Water System Revenue and            AA-        Aa3           1,113,450
             Refunding Bonds, Series 1999, 5.75%, due 05-15-2013

 1,000,000   Texas Water Development Board, State Revolving Fund Senior Lien                 AAA        Aaa           1,023,560
             Revenue Bonds Program, Series 1997B, 5.00%, due 07-15-2019

WASHINGTON -- 3.0%
 1,000,000   The City of Seattle, Washington, Water System Revenue Bonds, 1999,               AA        Aa2           1,069,640
             5.25%, due 03-01-2013

WISCONSIN -- 5.4%
 1,300,000   Marinette County, Wisconsin, General Obligation Refunding Bonds,                 NR        Aaa           1,503,385
             6.50%, due 09-01-2018

   400,000   School District of Waupun, Dodge and Fond du Lac Counties, Wisconsin,            NR        Aaa             404,996
             General Obligation Refunding Bonds, 4.75%, due 04-01-2018

WYOMING -- 3.0%
 1,000,000   The Trustees of the University of Wyoming Facilities Improvement                AAA        Aaa           1,055,650
             and Refunding Revenue Bonds, Series 1999, 5.50%, due 06-01-2019                                        -----------

Total Long-Term Tax-Exempt Securities (Cost $32,595,007)                                                             34,741,602
                                                                                                                    -----------

SHORT-TERM INVESTMENTS -- 0.1%

MONEY MARKET
    34,330   AIM Tax-Free Investments Co. - Cash Reserve Portfolio, Private Class                                        34,330
                                                                                                                    -----------

Total Short-Term Investments                                                                                             34,330
                                                                                                                    -----------

TOTAL INVESTMENTS -- 98.8%                                                                                           34,775,932
OTHER ASSETS, LESS LIABILITIES -- 1.2%                                                                                  409,061
                                                                                                                    -----------
NET ASSETS -- 100.0%                                                                                                $35,184,993
                                                                                                                    -----------
                                                                                                                    -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                                GOVERNMENT FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2002

         PRINCIPAL                                                                     INTEREST                       MARKET
           AMOUNT            DESCRIPTION                                                 RATE        MATURITY          VALUE
           ------            -----------                                                 ----        --------          -----
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 98.9%

U.S. GOVERNMENT OBLIGATIONS -- 64.8%
          $  400,000   U.S. Treasury Bond                                                5.250%       11/15/28      $   405,297
#<F24>     1,500,000   U.S. Treasury Note                                                4.875%       02/15/12        1,617,852
#<F24>     1,000,000   U.S. Treasury Note                                                5.000%       08/15/11        1,089,591
             350,000   U.S. Treasury Note                                               10.375%       11/15/09          409,035
#<F24>     1,100,000   U.S. Treasury Note                                                6.000%       08/15/09        1,271,745
             350,000   U.S. Treasury Note                                                8.750%       11/15/08          376,004
           1,250,000   U.S. Treasury Note                                                4.750%       11/15/08        1,358,105
#<F24>       750,000   U.S. Treasury Note                                                5.625%       05/15/08          848,989
#<F24>       950,000   U.S. Treasury Note                                                3.250%       08/15/07          972,154
#<F24>       550,000   U.S. Treasury Note                                                6.625%       05/15/07          643,002
#<F24>     2,250,000   U.S. Treasury Note                                                4.375%       05/15/07        2,412,673
#<F24>     1,175,000   U.S. Treasury Note                                                4.625%       05/15/06        1,266,246
#<F24>       800,000   U.S. Treasury Note                                                5.750%       11/15/05          884,906
             700,000   U.S. Treasury Note                                                7.875%       11/15/04          786,120
#<F24>       500,000   U.S. Treasury Note                                                5.875%       11/15/04          541,842
           2,350,000   U.S. Treasury Note                                                2.250%       07/31/04        2,376,442
             750,000   U.S. Treasury Note                                                7.250%       05/15/04          815,372
#<F24>     1,000,000   U.S. Treasury Note                                                5.875%       02/15/04        1,057,097
             375,000   U.S. Treasury Note                                                4.750%       02/15/04          391,028
             500,000   U.S. Treasury Note                                               11.125%       08/18/03          538,203
             500,000   U.S. Treasury Note                                                5.750%       08/15/03          517,311
             450,000   U.S. Treasury Note                                                5.750%       04/30/03          459,967
                                                                                                                    -----------
Total U.S. Government Obligations                                                                                    21,038,981
                                                                                                                    -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 34.1%
           2,691,244   Pool 3285                                                         6.000%       09/20/32        2,783,395
           1,156,095   Pool 537873                                                       7.000%       01/15/31        1,214,866
           1,245,377   Pool 780747                                                       6.500%       03/15/28        1,301,034
           1,380,161   Pool 780541                                                       6.000%       01/15/26        1,435,911
             971,271   Pool 577416                                                       6.000%       01/15/17        1,020,420
             924,019   Pool 427544                                                       6.000%       12/15/16          970,827
             880,856   Pool 3088                                                         6.500%       05/20/16          927,270
             230,572   Pool 3077                                                         7.000%       04/02/16          245,549
             345,787   Pool G22871                                                       5.500%       12/20/14          361,083
             773,402   Pool 780852                                                       6.500%       09/15/13          818,345
                                                                                                                    -----------
Total Agency Obligations                                                                                             11,078,700
                                                                                                                    -----------
Total U.S. Government and Agency Obligations (Cost $31,060,192)                                                      32,117,681
                                                                                                                    -----------

SHORT-TERM INVESTMENTS -- 37.7%

COMMERCIAL PAPER -- 6.9%
\<F25>     1,253,487   Household Financial Corp                                                                       1,253,418
\<F25>     1,002,790   Queens Health System 144A                                                                      1,001,826
                                                                                                                    -----------
                                                                                                                      2,255,244
                                                                                                                    -----------

FLOATING RATE NOTES -- 13.9%
\<F25>     2,506,975   Bear Stearns Co Medium Term Note                                                               2,506,975
\<F25>       626,744   Comerica Bank FCD                                                                                626,618
\<F25>     1,378,836   Morgan Stanley Dean Witter Medium Term Note                                                    1,382,569
                                                                                                                    -----------
                                                                                                                      4,516,162
                                                                                                                    -----------

REPURCHASE AGREEMENTS -- 16.7%
\<F25>     5,028,919   Bank of America Sec. LLC Triparty Repurchase Agreement                                         5,028,919
\<F25>       376,046   Lehman Brothers Triparty Repurchase Agreement                                                    376,046
                                                                                                                    -----------
                                                                                                                      5,404,965
                                                                                                                    -----------

MONEY MARKETS -- .2%
              49,376   Highmark 100% Treasury Money Market Fund Fiduciary Shares                                         49,376
                                                                                                                    -----------
Total Short-Term Investments                                                                                         12,225,747
                                                                                                                    -----------
TOTAL INVESTMENTS -- 136.6%                                                                                          44,343,428
LESS COLLATERAL HELD FOR SECURITIES ON LOAN -- (37.5)%                                                              (12,176,371)
OTHER ASSETS, LESS LIABILITIES -- .9%                                                                                   283,560
                                                                                                                    -----------
NET ASSETS -- 100.0%                                                                                                $32,450,617
                                                                                                                    -----------
                                                                                                                    -----------

#<F24> Loaned security
\<F25> Security  purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2002

                                                               DOW JONES     DOW JONES
                                                                  U.S.         U.S.
                                   S&P 100     PSE TECH 100   HEALTH CARE    FINANCIAL      MANAGED
                                     PLUS          INDEX        100 PLUS     100 PLUS       GROWTH      TAX-EXEMPT    GOVERNMENT
                                   -------     ------------   -----------    ---------      -------     ----------    ----------
ASSETS:
Investments:
   Cost basis
     of investments              $209,605,792   $621,691,165  $30,540,735   $25,344,631   $44,121,618   $32,629,337  $43,285,939
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
   Long-term investments
     in securities at value      $196,518,349   $255,233,979  $24,631,086   $21,361,064   $35,795,365   $34,741,602  $32,117,680
   Short-term
     investments                    7,900,347     57,004,237      661,267       824,327    10,390,457        34,330   12,225,748
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
       Total investments
         (See Schedule of
         Investments)             204,418,696    312,238,216   25,292,353    22,185,391    46,185,822    34,775,932   44,343,428
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
Receivables:
   Capital shares sold                132,477        228,520       48,901        33,063       108,215            --       12,902
   Dividends and interest             241,993         40,071       24,755        30,830        10,479       542,085      410,771
   Investments sold                        --        188,174           --            --            --            --           --
   Due from advisor                        --             --       21,984        16,307            --            --           --
   Margin variation                    (3,225)           250           --            --            --            --           --
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
       Total receivables              371,245        457,015       95,640        80,200       118,694       542,085      423,673
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
Other assets                              675          1,234            4             3            47            91           76
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
       Total assets              $204,790,616   $312,696,465  $25,387,997   $22,265,594   $46,304,563   $35,318,108  $44,767,177
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                OCTOBER 31, 2002

                                                               DOW JONES     DOW JONES
                                                                  U.S.         U.S.
                                   S&P 100     PSE TECH 100   HEALTH CARE    FINANCIAL      MANAGED
                                     PLUS          INDEX        100 PLUS     100 PLUS       GROWTH      TAX-EXEMPT    GOVERNMENT
                                   -------     ------------   -----------    ---------      -------     ----------    ----------
LIABILITIES:
Payables:
   Capital shares redeemed        $   274,044   $  1,146,889  $     2,535   $    29,461   $    18,682   $    10,245  $    34,287
   Distributions
     to shareholders                       --             --           --            --            --        36,386       23,183
   Management fees                     64,004         64,093       11,014         9,109        21,283        17,707       16,006
   Broker service fees                 62,485         90,779       10,447         8,079        12,559         7,731        7,786
   Distribution fees                   11,538         18,470        2,462         1,808         2,692            --          434
   Other accrued expenses             254,891        455,714       28,409        28,580        31,536        61,046       57,480
   Collateral on securities
     loaned, at value               7,103,398     55,948,326      473,162       703,006    10,194,050            --   12,176,371
   Investments purchased                   --             --      182,215       101,584            --            --           --
   Other liabilities                      645             24           95            75            --            --        1,013
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
       Total liabilities            7,771,005     57,724,295      710,339       881,702    10,280,802       133,115   12,316,560
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
NET ASSETS:
Capital stock                     207,078,356    567,871,779   29,869,144    24,524,531    37,491,152    36,315,993   33,869,792
Undistributed net
  investment income (losses)          643,405             --           --       103,395            --        16,816       (3,379)
Undistributed net
  realized gains (losses)
  on investments                   (5,515,054)    (3,446,660)      56,896       (84,794)   (3,531,595)   (3,294,411)  (2,473,285)
Net unrealized
  appreciation (depreciation)
  on investments                   (5,187,096)  (309,452,949)  (5,248,382)   (3,159,240)    2,064,204     2,146,595    1,057,489
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
       Total net assets           197,019,611    254,972,170   24,677,658    21,383,892    36,023,761    35,184,993   32,450,617
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
       Total liabilities and
         net assets              $204,790,616   $312,696,465  $25,387,997   $22,265,594   $46,304,563   $35,318,108  $44,767,177
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
NET ASSET VALUE, OFFERING
  PRICE AND REDEMPTION
  PROCEEDS PER SHARE
Class A
   Net Assets                    $142,765,054   $171,524,585  $11,931,495   $11,601,193   $22,497,022   $35,184,993  $30,321,130
   Shares Outstanding               5,578,636     12,889,427    1,428,194     1,320,999     2,122,136     3,792,754    3,145,037
   Redemption Price              $      25.59   $      13.31  $      8.35   $      8.78   $     10.60   $      9.28  $      9.64
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
   Offering Price                $      27.01   $      14.05  $      8.81   $      9.27   $     11.19   $      9.62  $      9.99
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
Class B
   Net Assets                    $ 46,464,474   $ 72,691,827  $ 8,106,444   $ 6,048,638   $10,820,725            --           --
   Shares Outstanding               1,857,797      5,664,166      981,029       692,360     1,047,632            --           --
   Offering and
     Redemption Price            $      25.01   $      12.83  $      8.26   $      8.74   $     10.33            --           --
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
Class C
   Net Assets                    $  7,790,083   $ 10,755,758  $ 4,639,719   $ 3,734,061   $ 2,706,014            --  $ 2,129,487
   Shares Outstanding                 309,796        823,160      561,201       428,321       259,011            --      220,740
   Offering and
     Redemption Price            $      25.15   $      13.07  $      8.27   $      8.72   $     10.45            --  $      9.65
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 2002

                                                               DOW JONES     DOW JONES
                                                                  U.S.         U.S.
                                   S&P 100     PSE TECH 100   HEALTH CARE    FINANCIAL      MANAGED
                                     PLUS          INDEX        100 PLUS     100 PLUS       GROWTH      TAX-EXEMPT    GOVERNMENT
                                   -------     ------------   -----------    ---------      -------     ----------    ----------
INVESTMENT INCOME:
Dividends                        $  3,593,337  $     787,977  $   212,843   $   375,191   $    84,598    $       --   $       --
Interest                               21,627         20,888        1,590         1,487         6,096     1,734,375    1,473,518
Security lending revenue               31,544        168,961        2,082         1,048        10,631            --       36,244
                                 ------------  -------------  -----------   -----------   -----------    ----------   ----------
       Total investment
         income                     3,646,508        977,826      216,515       377,726       101,325     1,734,375    1,509,762
                                 ------------  -------------  -----------   -----------   -----------    ----------   ----------
EXPENSES:
Investment advisory fees              899,963      1,119,527      116,798        94,471       228,979       212,013      182,725
Custodian fees                         26,200         41,815        4,494         2,907         3,920         2,475        4,475
Transfer agent fees                   442,225      1,049,750       76,429        52,786        51,965        33,960       42,260
Broker service fees                   882,102      1,494,737      105,549        81,844       130,089        88,372       80,874
Distribution fees -
  Class B & C                         155,049        299,639       25,963        19,275        26,892            --        2,325
Professional fees                     134,624        178,013       30,194        29,659        34,351        39,904       38,298
Registration                           38,011         39,824       31,135        30,135        27,080        17,520       17,791
Communication                          91,350        234,012       19,559        18,347         7,140           999        6,205
Director fees                          44,524         65,710        3,159         2,354         4,423         5,734        5,037
Pricing of investments                  7,300          8,300        7,300         7,300         6,110         5,745        6,472
Administration fee                    228,561        358,176       21,236        17,177        30,531        35,335       30,454
Deferred offering costs                    --             --       26,400        24,702            --            --           --
Other expense                          53,194        101,838       19,002        18,612         5,241         4,433        4,109
                                 ------------  -------------  -----------   -----------   -----------    ----------   ----------
       Total expenses               3,003,103      4,991,341      487,218       399,569       556,721       446,490      421,025
                                 ------------  -------------  -----------   -----------   -----------    ----------   ----------
Less advisor
  reimbursement                            --             --     (164,252)     (143,508)           --            --           --
Less broker reimbursement                  --        (30,477)          --            --            --            --           --
                                 ------------  -------------  -----------   -----------   -----------    ----------   ----------
       Net expenses                 3,003,103      4,960,864      322,966       256,061       556,721       446,490      421,025
                                 ------------  -------------  -----------   -----------   -----------    ----------   ----------
NET INVESTMENT
  INCOME (LOSS)                       643,405     (3,983,038)    (106,451)      121,665      (455,396)    1,287,885    1,088,737
                                 ------------  -------------  -----------   -----------   -----------    ----------   ----------
NET REALIZED GAINS (LOSSES)
   ON INVESTMENTS                  (2,262,490)    (2,186,985)     172,531       (78,280)   (2,023,131)      165,828      577,500
NET UNREALIZED
  APPRECIATION
  (DEPRECIATION)
  ON INVESTMENTS                  (37,116,677)   (96,001,581)  (5,225,844)   (2,348,927)    1,072,769       362,051     (437,153)
                                 ------------  -------------  -----------   -----------   -----------    ----------   ----------
   Net gains (losses)
     on investments               (39,379,167)   (98,188,566)  (5,053,313)   (2,427,207)     (950,362)      527,879      140,347
                                 ------------  -------------  -----------   -----------   -----------    ----------   ----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS                $(38,735,762) $(102,171,604) $(5,159,764)  $(2,305,542)  $(1,405,758)   $1,815,764   $1,229,084
                                 ------------  -------------  -----------   -----------   -----------    ----------   ----------
                                 ------------  -------------  -----------   -----------   -----------    ----------   ----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED OCTOBER 31, 2002

                                                               DOW JONES     DOW JONES
                                                                  U.S.         U.S.
                                   S&P 100     PSE TECH 100   HEALTH CARE    FINANCIAL      MANAGED
                                     PLUS          INDEX        100 PLUS     100 PLUS       GROWTH      TAX-EXEMPT    GOVERNMENT
                                   -------     ------------   -----------    ---------      -------     ----------    ----------
OPERATIONS:
Net investment
  income (loss)                  $    643,405   $ (3,983,038) $  (106,451)  $   121,665   $  (455,396)  $ 1,287,885  $ 1,088,737
Net realized gains
  (losses) on investments          (2,262,490)    (2,186,985)     172,531       (78,280)   (2,023,131)      165,828      577,500
Net unrealized appreciation
  (depreciation)
  on investments                  (37,116,677)   (96,001,581)  (5,225,844)   (2,348,927)    1,072,769       362,051     (437,153)
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
       Net increase (decrease)
         in net assets resulting
         from operations          (38,735,762)  (102,171,604)  (5,159,764)   (2,305,542)   (1,405,758)    1,815,764    1,229,084
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income:
   Class A                                 --             --           --       (38,427)           --    (1,283,399)  (1,088,245)
   Class B                                 --             --           --        (2,183)           --            --           --
   Class C                                 --             --           --        (5,051)           --            --      (26,251)
Net realized gains
  on investments:
   Class A                                 --     (3,669,599)          --        (7,612)           --            --           --
   Class B                                 --     (1,805,203)          --        (4,253)           --            --           --
   Class C                                 --       (163,657)          --        (2,285)           --            --           --
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
       Total distributions                 --     (5,638,459)          --       (59,811)           --    (1,283,399)  (1,114,496)
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
CAPITAL SHARE
  TRANSACTIONS (NOTE 8):
Proceeds from
  shares issued                    58,568,260    114,595,450   21,870,107    20,353,584    19,631,795     3,184,591    7,754,559
Net asset value of shares
  issued in distributions                  --      5,229,429           --        57,197            --       827,700      778,303
Cost of shares redeemed           (56,785,031)  (121,915,837)  (4,246,165)   (4,074,704)   (4,979,190)   (5,853,803)  (9,164,629)
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
       Net increase (decrease)
         in net assets from
         capital share
         transactions               1,783,229     (2,090,958)  17,623,942    16,336,077    14,652,605    (1,841,512)    (631,767)
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
       Total increase
         (decrease)               (36,952,533)  (109,901,021)  12,464,178    13,970,724    13,246,847    (1,309,147)    (517,179)
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
NET ASSETS:
Balance at beginning
  of period                       233,972,144    364,873,191   12,213,480     7,413,168    22,776,914    36,494,140   32,967,796
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
Balance at end of period         $197,019,611   $254,972,170  $24,677,658   $21,383,892   $36,023,761   $35,184,993  $32,450,617
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------
                                 ------------   ------------  -----------   -----------   -----------   -----------  -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED OCTOBER 31, 2001

                                                               DOW JONES      DOW JONES
                                                                  U.S.           U.S.
                                   S&P 100     PSE TECH 100   HEALTH CARE     FINANCIAL     MANAGED
                                     PLUS          INDEX     100 PLUS*<F26> 100 PLUS*<F26>  GROWTH      TAX-EXEMPT    GOVERNMENT
                                   -------     ------------  -------------- --------------  -------     ----------    ----------
OPERATIONS:
Net investment
  income (loss)                  $   (111,375)  $ (5,298,343) $   (23,986)   $   11,746   $  (295,993)  $ 1,431,615  $ 1,267,369
Net realized gains
  (losses) on investments          (3,006,051)     4,134,273        2,142         7,141      (934,542)       98,302    1,180,359
Net unrealized appreciation
  (depreciation)
  on investments                  (86,869,553)  (243,856,264)     (22,538)     (810,313)   (3,371,755)    2,362,232    1,156,940
                                 ------------   ------------  -----------    ----------   -----------   -----------  -----------
       Net increase (decrease)
         in net assets resulting
         from operations          (89,986,979)  (245,020,334)     (44,382)     (791,426)   (4,602,290)    3,892,149    3,604,668
                                 ------------   ------------  -----------    ----------   -----------   -----------  -----------
DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income                      --             --           --            --            --    (1,423,343)  (1,267,171)
Net realized gains
  on investments                   (5,000,319)  (111,619,758)          --            --            --            --           --
                                 ------------   ------------  -----------    ----------   -----------   -----------  -----------
       Total distributions         (5,000,319)  (111,619,758)          --            --            --    (1,423,343)  (1,267,171)
                                 ------------   ------------  -----------    ----------   -----------   -----------  -----------
CAPITAL SHARE
  TRANSACTIONS:
Proceeds from
  shares issued                    52,341,722    139,225,669   12,885,335     8,415,866    12,592,186       355,010    7,154,099
Net asset value of shares
  issued in distributions           4,590,930    102,391,486           --            --            --       891,332      772,711
Cost of shares redeemed           (45,945,789)  (144,779,763)    (627,473)     (211,272)   (2,361,584)   (4,648,016)  (7,785,605)
                                 ------------   ------------  -----------    ----------   -----------   -----------  -----------
       Net increase (decrease)
         in net assets from
         capital share
         transactions              10,986,863     96,837,392   12,257,862     8,204,594    10,230,602    (3,401,674)     141,205
                                 ------------   ------------  -----------    ----------   -----------   -----------  -----------
       Total increase
         (decrease)               (84,000,435)  (259,802,700)  12,213,480     7,413,168     5,628,312      (932,868)   2,478,702
                                 ------------   ------------  -----------    ----------   -----------   -----------  -----------
NET ASSETS:
Balance at beginning
  of period                       317,972,579    624,675,891           --            --    17,148,602    37,427,008   30,489,094
                                 ------------   ------------  -----------    ----------   -----------   -----------  -----------
Balance at end of period         $233,972,144   $364,873,191  $12,213,480    $7,413,168   $22,776,914   $36,494,140  $32,967,796
                                 ------------   ------------  -----------    ----------   -----------   -----------  -----------
                                 ------------   ------------  -----------    ----------   -----------   -----------  -----------

*<F26> The information for the Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S.Financial 100 Plus Funds is from inception on April 17, 2001.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of each of the Funds outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                    S&P 100 PLUS FUND -- CLASS A
                                          ---------------------------------------------------------------------------------
                                                  For the years ended                                  For the years ended
                                                      October 31,                   For the ten           December 31,
                                          ------------------------------------      months ended      ---------------------
                                           2002           2001           2000     October 31, 1999     1998           1997
                                          ------         ------         ------    ----------------    ------         ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD      $30.78         $43.32         $41.49         $34.90         $27.04         $22.08

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                     .15            .06            .07            .10            .20            .26
   Net realized and unrealized
     gains (losses) on investments         (5.34)        (11.91)          2.31           6.57           8.51           5.63
                                          ------         ------         ------         ------         ------         ------
   TOTAL FROM INVESTMENT OPERATIONS        (5.19)        (11.85)          2.38           6.67           8.71           5.89
                                          ------         ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
   Dividends from
     net investment income                    --             --           (.06)          (.08)          (.20)          (.26)
   Distributions from net realized
     capital gains on investments             --           (.69)          (.49)            --           (.59)          (.65)
   Distributions in excess  of
    net realized capital gains                --             --             --             --           (.06)          (.02)
                                          ------         ------         ------         ------         ------         ------
   TOTAL DISTRIBUTIONS                        --           (.69)          (.55)          (.08)          (.85)          (.93)
                                          ------         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD            $25.59         $30.78         $43.32         $41.49         $34.90         $27.04
                                          ------         ------         ------         ------         ------         ------
                                          ------         ------         ------         ------         ------         ------

TOTAL RETURN**<F28>                     (16.86)%       (27.75)%          5.73%         19.13%++<F30>  32.31%         26.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                 $142,765       $170,879       $246,017       $214,358       $160,190       $105,738
Ratio of net expenses
  to average net assets                    1.11%          1.06%           .86%+<F29>     .80%*<F27>     .90%+<F29>     .90%+<F29>
Ratio of net investment income
  to average net assets                     .49%           .16%           .16%+<F29>     .30%*<F27>     .60%+<F29>    1.00%+<F29>
Portfolio turnover rate                   16.13%         20.68%          7.01%          4.90%++<F30>  10.20%         17.00%

 *<F27>   Annualized.
**<F28> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F29> Reflects a voluntary reimbursement of fund expenses of .05% in 2000, .07% in 1998 and .11% in 1997. Without reimbursement the ratio of net expenses to average net assets would have been .91% in 2000, 1.00% in 1998 and 1.00% in 1997.
++<F30>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                            S&P 100 PLUS FUND -- CLASS B
                                                    -----------------------------------------------------------------------------
                                                                                                                     For the
                                                                                                                   period from
                                                             For the years ended                                  July 27, 1998
                                                                 October 31,                     For the ten      (commencement
                                                    --------------------------------------      months ended    of operations) to
                                                     2002            2001            2000     October 31, 1999  December 31, 1998
                                                    ------          ------          ------    ----------------  -----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                $30.31          $42.90          $41.35          $34.91           $33.13

INCOME FROM
  INVESTMENT OPERATIONS:
   Net investment income (loss)                       (.08)           (.21)           (.18)           (.13)             .01
   Net realized and unrealized
     gains (losses) on investments                   (5.22)         (11.77)           2.22            6.57             2.43
                                                    ------          ------          ------          ------           ------
   TOTAL FROM INVESTMENT OPERATIONS                  (5.30)         (11.98)           2.04            6.44             2.44
                                                    ------          ------          ------          ------           ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                 --              --              --              --             (.01)
   Distributions from net realized
     capital gains on investments                       --            (.61)           (.49)             --             (.59)
   Distributions in excess  of
     net realized capital gains                         --              --              --              --             (.06)
                                                    ------          ------          ------          ------           ------
   TOTAL DISTRIBUTIONS                                  --            (.61)           (.49)             --             (.66)
                                                    ------          ------          ------          ------           ------
NET ASSET VALUE, END OF PERIOD                      $25.01          $30.31          $42.90          $41.35           $34.91
                                                    ------          ------          ------          ------           ------
                                                    ------          ------          ------          ------           ------

TOTAL RETURN**<F32>                               (17.49)%        (28.29)%           4.94%          18.45%++<F34>     7.40%++<F34>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)    $46,464         $55,255         $68,697         $37,160           $6,123
Ratio of net expenses to average net assets          1.86%           1.82%           1.58%+<F33>     1.50%*<F31>      1.30%*+
                                                                                                                       <F31><F33>
Ratio of net investment income (loss)
  to average net assets                             (.27)%          (.60)%          (.58)%+<F33>    (.40)%*<F31>         --*+
                                                                                                                       <F31><F33>
Portfolio turnover rate                             16.13%          20.68%           7.01%           4.90%++<F34>    10.20%++<F34>

 *<F31>   Annualized.
**<F32> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F33> Reflects a voluntary reimbursement of fund expenses of .06% in 2000 and .03% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been 1.64% in 2000 and 1.40% in 1998.
++<F34>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                             S&P 100 PLUS FUND -- CLASS C
                                                              ----------------------------------------------------------
                                                                 For the years ended
                                                                     October 31,         For the period from May 8, 2000
                                                              --------------------------   (commencement of operations)
                                                               2002                2001      through October 31, 2000
                                                              ------              ------     ------------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                          $30.48              $43.19              $43.69

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                          (.07)               (.14)               (.07)
   Net realized and unrealized losses on investments           (5.26)             (11.88)               (.43)
                                                              ------              ------              ------
   TOTAL FROM INVESTMENT OPERATIONS                            (5.33)             (12.02)               (.50)
                                                              ------              ------              ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                           --                  --                  --
   Distributions from net realized
     capital gains on investments                                 --                (.69)                 --
   Distributions in excess
     of net realized capital gains                                --                  --                  --
                                                              ------              ------              ------
   TOTAL DISTRIBUTIONS                                            --                (.69)                 --
                                                              ------              ------              ------
NET ASSET VALUE, END OF PERIOD                                $25.15              $30.48              $43.19
                                                              ------              ------              ------
                                                              ------              ------              ------

TOTAL RETURN**<F36>                                         (17.49)%            (28.24)%             (3.40)%++<F38>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)               $7,790              $7,838              $3,259
Ratio of net expenses to average net assets                    1.86%               1.83%               1.63%*<F35>+<F37>
Ratio of net investment loss to average net assets            (.27)%              (.62)%              (.69)%*<F35>+<F37>
Portfolio turnover rate                                       16.13%              20.68%               7.01%++<F38>

 *<F35>   Annualized.
**<F36> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F37> Reflects a voluntary reimbursement of fund expenses of .14% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.77% in 2000.
++<F38>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                      PSE TECH 100 INDEX FUND -- CLASS A
                                               ---------------------------------------------------------------------------------
                                                       For the years ended                                  For the years ended
                                                           October 31,                   For the ten           December 31,
                                               ------------------------------------      months ended      ---------------------
                                                2002           2001           2000     October 31, 1999     1998           1997
                                               ------         ------         ------    ----------------    ------         ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD           $18.09         $36.76         $27.13         $18.45         $12.39         $10.76

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                  (.16)          (.20)          (.18)          (.08)           .01            .04
   Net realized and unrealized
     gains (losses) on investments              (4.35)        (11.79)         11.79           8.76           6.68           2.04
                                               ------         ------         ------         ------         ------         ------
   TOTAL FROM INVESTMENT OPERATIONS             (4.51)        (11.99)         11.61           8.68           6.69           2.08
                                               ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
   Dividends from net investment income            --             --             --             --           (.01)          (.04)
   Distributions from net realized
     capital gains on investments                (.27)         (6.68)         (1.98)            --           (.60)          (.38)
   Distributions in excess of
     net realized capital gains                    --             --             --             --           (.02)          (.03)
                                               ------         ------         ------         ------         ------         ------
   TOTAL DISTRIBUTIONS                           (.27)         (6.68)         (1.98)            --           (.63)          (.45)
                                               ------         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                 $13.31         $18.09         $36.76         $27.13         $18.45         $12.39
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL RETURN**<F40>                          (25.42)%       (39.98)%         44.47%         47.05%++<F42>  53.98%         19.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                      $171,525       $238,221       $408,040       $169,247        $72,724        $27,144
Ratio of net expenses to
  average net assets                            1.14%#<F43>    1.08%           .71%+          .70%*+         .60%+          .20%+
                                                                                 <F41>        <F39><F41>       <F41>          <F41>
Ratio of net investment income
  (loss) to average net assets                 (.86)%         (.87)%         (.52)%+        (.40)%*+           --+          .30%+
                                                                                 <F41>        <F39><F41>       <F41>          <F41>
Portfolio turnover rate                        22.25%         22.37%         40.21%         33.00%++<F42>  25.40%         22.00%

 *<F39>   Annualized.
**<F40> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F41> Reflects a voluntary reimbursement of fund expenses of .09% in 2000, .13% in 1999, .50% in 1998 and 1.10% in 1997. Without reimbursement the ratio of net expenses to average net assets would have been .80% in 2000, .83% in 1999, 1.10% in 1998 and 1.30% in 1997.
++<F42>   Not annualized.
 #<F43>   Reflects broker reimbursement of .01%.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                        PSE TECH 100 INDEX FUND -- CLASS B
                                                    ---------------------------------------------------------------------------
                                                                                                                   For the
                                                                                                                 period from
                                                            For the years ended                                 July 27, 1998
                                                                October 31,                   For the ten       (commencement
                                                    ------------------------------------      months ended    of operations) to
                                                     2002           2001           2000     October 31, 1999  December 31, 1998
                                                    ------         ------         ------    ----------------  -----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                $17.59         $36.15         $26.90         $18.39            $14.94

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                       (.31)          (.37)          (.39)          (.22)              .01
   Net realized and unrealized
     gains (losses) on investments                   (4.18)        (11.51)         11.56           8.73              4.07
                                                    ------         ------         ------         ------            ------
   TOTAL FROM INVESTMENT OPERATIONS                  (4.49)        (11.88)         11.17           8.51              4.08
                                                    ------         ------         ------         ------            ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                 --             --             --             --              (.01)
   Distributions from net realized
     capital gains on investments                     (.27)         (6.68)         (1.98)            --              (.60)
   Distributions in excess of
     net realized capital gains                         --             --             --             --              (.02)
                                                    ------         ------         ------         ------            ------
   TOTAL DISTRIBUTIONS                                (.27)         (6.68)         (1.98)            --              (.63)
                                                    ------         ------         ------         ------            ------
NET ASSET VALUE, END OF PERIOD                      $12.83         $17.59         $36.15         $26.90            $18.39
                                                    ------         ------         ------         ------            ------
                                                    ------         ------         ------         ------            ------

TOTAL RETURN**<F45>                               (26.04)%       (39.41)%         43.38%         46.28%++<F47>     27.21%++<F47>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                            $72,692       $116,467       $205,213        $60,038            $6,559
Ratio of net expenses to average net assets          1.88%#         1.83%          1.42%+         1.40%*+           1.20%*+
                                                        <F48>                         <F46>        <F44><F46>        <F44><F46>
Ratio of net investment income (loss)
  to average net assets                            (1.61)%        (1.63)%        (1.23)%+       (1.10)%*+              --*+
                                                                                      <F46>        <F44><F46>        <F44><F46>
Portfolio turnover rate                             22.25%         22.37%         40.21%         33.00%++<F47>     25.40%++<F47>

 *<F44>   Annualized.
**<F45> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F46> Reflects a voluntary reimbursement of fund expenses of .10% in 2000, .13% in 1999 and .30% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been 1.52% in 2000, 1.53% in 1999, and 1.50% in 1998.
++<F47>   Not annualized.
 #<F48>   Reflects broker reimbursement of .01%.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                               PSE TECH 100 INDEX FUND -- CLASS C
                                                                   ----------------------------------------------------------
                                                                      For the years ended
                                                                          October 31,         For the period from May 8, 2000
                                                                   --------------------------   (commencement of operations)
                                                                    2002                2001      through October 31, 2000
                                                                   ------              ------     ------------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                               $17.90              $36.66              $38.33

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                               (.24)               (.31)               (.12)
   Net realized and unrealized gains (losses) on investments        (4.32)             (11.77)              (1.55)
                                                                   ------              ------              ------
   TOTAL FROM INVESTMENT OPERATIONS                                 (4.56)             (12.08)              (1.67)
                                                                   ------              ------              ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                --                  --                  --
   Distributions from net realized
     capital gains on investments                                    (.27)              (6.68)                 --
   Distributions in excess of net realized capital gains               --                  --                  --
                                                                   ------              ------              ------
   TOTAL DISTRIBUTIONS                                               (.27)              (6.68)                 --
                                                                   ------              ------              ------
NET ASSET VALUE, END OF PERIOD                                     $13.07              $17.90              $36.66
                                                                   ------              ------              ------
                                                                   ------              ------              ------

TOTAL RETURN**<F50>                                              (25.98)%            (39.41)%             (7.07)%++<F52>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                   $10,756             $10,185             $11,423
Ratio of net expenses to average net assets                         1.89%#<F53>         1.84%               1.48%*<F49>+<F51>
Ratio of net investment loss to average net assets                (1.62)%             (1.63)%             (1.29)%*<F49>+<F51>
Portfolio turnover rate                                            22.25%              22.37%              40.21%++<F52>

 *<F49>   Annualized.
**<F50> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F51> Reflects a voluntary reimbursement of fund expenses of .24% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.72% in 2000.
++<F52>   Not annualized.
 #<F53>   Reflects broker reimbursement of .01%.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                           DOW JONES U.S. HEALTH CARE
                                                                            100 PLUS FUND -- CLASS A
                                                                   ------------------------------------------
                                                                                          For the period from
                                                                                             April 17, 2001
                                                                       For the              (commencement of
                                                                      year ended          operations) through
                                                                   October 31, 2002         October 31, 2001
                                                                   ----------------         ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.21                   $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                    (.01)                    (.01)
   Net realized and unrealized gains (losses) on investments             (1.85)                     .22
                                                                        ------                   ------
   TOTAL FROM INVESTMENT OPERATIONS                                      (1.86)                     .21
                                                                        ------                   ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                     --                       --
   Distributions from net realized capital gains on investments             --                       --
   Distributions in excess of net realized capital gains                    --                       --
                                                                        ------                   ------
   TOTAL DISTRIBUTIONS                                                      --                       --
                                                                        ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $ 8.35                   $10.21
                                                                        ------                   ------
                                                                        ------                   ------

TOTAL RETURN**<F55>                                                   (18.22)%                    2.10%++<F57>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                        $11,931                   $6,894
Ratio of net expenses to average net assets                              1.15%+<F56>              1.15%*<F54>+<F56>
Ratio of net investment loss to average net assets                      (.13)%+<F56>             (.37)%*<F54>+<F56>
Portfolio turnover rate                                                 29.17%                   13.49%++<F57>

 *<F54>   Annualized.
**<F55> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F56> Reflects a voluntary reimbursement of fund expenses of 0.77% in 2002, and contractual reimbursement of 2.01% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 1.92% in 2002 and 3.16% in 2001.
++<F57>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                           DOW JONES U.S. HEALTH CARE
                                                                            100 PLUS FUND -- CLASS B
                                                                   ------------------------------------------
                                                                                          For the period from
                                                                                             April 17, 2001
                                                                       For the              (commencement of
                                                                      year ended          operations) through
                                                                   October 31, 2002         October 31, 2001
                                                                   ----------------         ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.17                   $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                    (.06)                    (.03)
   Net realized and unrealized gains (losses) on investments             (1.85)                     .20
                                                                        ------                   ------
   TOTAL FROM INVESTMENT OPERATIONS                                      (1.91)                     .17
                                                                        ------                   ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                     --                       --
   Distributions from net realized capital gains on investments             --                       --
   Distributions in excess of net realized capital gains                    --                       --
                                                                        ------                   ------
   TOTAL DISTRIBUTIONS                                                      --                       --
                                                                        ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $ 8.26                   $10.17
                                                                        ------                   ------
                                                                        ------                   ------

TOTAL RETURN**<F59>                                                   (18.78)%                    1.70%++<F61>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                         $8,106                   $3,595
Ratio of net expenses to average net assets                              1.90%+<F60>              1.90%*<F58>+<F60>
Ratio of net investment loss to average net assets                      (.88)%+<F60>            (1.13)%*<F58>+<F60>
Portfolio turnover rate                                                 29.17%                   13.49%++<F61>

 *<F58>   Annualized.
**<F59> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F60> Reflects a voluntary reimbursement of fund expenses of 0.77% in 2002, and contractual reimbursement of 1.85% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.67% in 2002 and 3.75% in 2001.
++<F61>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                           DOW JONES U.S. HEALTH CARE
                                                                            100 PLUS FUND -- CLASS C
                                                                   ------------------------------------------
                                                                                          For the period from
                                                                                             April 17, 2001
                                                                       For the              (commencement of
                                                                      year ended          operations) through
                                                                   October 31, 2002         October 31, 2001
                                                                   ----------------         ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.18                   $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                    (.05)                    (.04)
   Net realized and unrealized gains (losses) on investments             (1.86)                     .22
                                                                        ------                   ------
   TOTAL FROM INVESTMENT OPERATIONS                                      (1.91)                     .18
                                                                        ------                   ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                     --                       --
   Distributions from net realized capital gains on investments             --                       --
   Distributions in excess of net realized capital gains                    --                       --
                                                                        ------                   ------
   TOTAL DISTRIBUTIONS                                                      --                       --
                                                                        ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $ 8.27                   $10.18
                                                                        ------                   ------
                                                                        ------                   ------

TOTAL RETURN**<F63>                                                   (18.76)%                    1.80%++<F65>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                         $4,640                   $1,724
Ratio of net expenses to average net assets                              1.90%+<F64>              1.90%*<F62>+<F64>
Ratio of net investment loss to average net assets                      (.88)%+<F64>            (1.10)%*<F62>+<F64>
Portfolio turnover rate                                                 29.17%                   13.49%++<F65>

 *<F62>   Annualized.
**<F63> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F64> Reflects a voluntary reimbursement of fund expenses of 0.77% in 2002, and contractual reimbursement of 2.02% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.67% in 2002 and 3.92% in 2001.
++<F65>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                            DOW JONES U.S. FINANCIAL
                                                                            100 PLUS FUND -- CLASS A
                                                                   ------------------------------------------
                                                                                          For the period from
                                                                                             April 17, 2001
                                                                       For the              (commencement of
                                                                      year ended          operations) through
                                                                   October 31, 2002         October 31, 2001
                                                                   ----------------         ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 9.19                   $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                   .09                      .02
   Net realized and unrealized gains (losses) on investments              (.42)                    (.83)
                                                                        ------                   ------
   TOTAL FROM INVESTMENT OPERATIONS                                       (.33)                    (.81)
                                                                        ------                   ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                   (.07)                      --
   Distributions from net realized capital gains on investments           (.01)                      --
   Distributions in excess of net realized capital gains                    --                       --
                                                                        ------                   ------
   TOTAL DISTRIBUTIONS                                                    (.08)                      --
                                                                        ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $ 8.78                   $ 9.19
                                                                        ------                   ------
                                                                        ------                   ------

TOTAL RETURN**<F67>                                                    (3.69)%                  (8.10)%++<F69>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                        $11,601                   $4,394
Ratio of net expenses to average net assets                              1.15%+<F68>              1.15%*<F66>+<F68>
Ratio of net investment income to average net assets                     1.04%+<F68>               .77%*<F66>
Portfolio turnover rate                                                 22.25%                    8.84%++<F69>

 *<F66>   Annualized.
**<F67> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F68> Reflects a voluntary reimbursement of fund expenses of .84% in 2002, and contractual reimbursement of 3.08% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 1.99% in 2002 and 4.23% in 2001.
++<F69>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                            DOW JONES U.S. FINANCIAL
                                                                            100 PLUS FUND -- CLASS B
                                                                   ------------------------------------------
                                                                                          For the period from
                                                                                             April 17, 2001
                                                                       For the              (commencement of
                                                                      year ended          operations) through
                                                                   October 31, 2002         October 31, 2001
                                                                   ----------------         ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 9.16                   $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                   .01                       --
   Net realized and unrealized gains (losses) on investments              (.41)                    (.84)
                                                                        ------                   ------
   TOTAL FROM INVESTMENT OPERATIONS                                       (.40)                    (.84)
                                                                        ------                   ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                   (.01)                      --
   Distributions from net realized capital gains on investments           (.01)                      --
   Distributions in excess of net realized capital gains                    --                       --
                                                                        ------                   ------
   TOTAL DISTRIBUTIONS                                                    (.02)                      --
                                                                        ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $ 8.74                   $ 9.16
                                                                        ------                   ------
                                                                        ------                   ------

TOTAL RETURN**<F71>                                                    (4.39)%                  (8.40)%++<F73>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                         $6,049                   $1,897
Ratio of net expenses to average net assets                              1.90%+<F72>              1.90%*<F70>+<F72>
Ratio of net investment income to average net assets                      .29%+<F72>               .04%*<F70>
Portfolio turnover rate                                                 22.25%                    8.84%++<F73>

 *<F70>   Annualized.
**<F71> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F72> Reflects a voluntary reimbursement of fund expenses of .83% in 2002, and contractual reimbursement of 2.70% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.73% in 2002 and 4.60% in 2001.
++<F73>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                            DOW JONES U.S. FINANCIAL
                                                                            100 PLUS FUND -- CLASS C
                                                                   ------------------------------------------
                                                                                          For the period from
                                                                                             April 17, 2001
                                                                       For the              (commencement of
                                                                      year ended          operations) through
                                                                   October 31, 2002         October 31, 2001
                                                                   ----------------         ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 9.16                   $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                   .02                       --
   Net realized and unrealized gains (losses) on investments              (.42)                    (.84)
                                                                        ------                   ------
   TOTAL FROM INVESTMENT OPERATIONS                                       (.40)                    (.84)
                                                                        ------                   ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                   (.03)                      --
   Distributions from net realized capital gains on investments           (.01)                      --
   Distributions in excess of net realized capital gains                    --                       --
                                                                        ------                   ------
   TOTAL DISTRIBUTIONS                                                    (.04)                      --
                                                                        ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $ 8.72                   $ 9.16
                                                                        ------                   ------
                                                                        ------                   ------

TOTAL RETURN**<F75>                                                    (4.39)%                  (8.40)%++<F77>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                         $3,734                   $1,121
Ratio of net expenses to average net assets                              1.90%+<F76>              1.89%*<F74>+<F76>
Ratio of net investment income to average net assets                      .30%+<F76>               .03%*<F74>
Portfolio turnover rate                                                 22.25%                    8.84%++<F77>

 *<F74>   Annualized.
**<F75> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F76> Reflects a voluntary reimbursement of fund expenses of .83% in 2002, and contractual reimbursement of 3.03% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.73% in 2002 and 4.92% in 2001.
++<F77>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                 MANAGED GROWTH FUND -- CLASS A
                                                              ------------------------------------------------------------------
 For the period from
                                                                      For the years ended                        January 4, 1999
                                                                          October 31,                            (commencement
                                                              -----------------------------------              of operations) to
                                                               2002           2001           2000               October 31, 1999
                                                              ------         ------         ------              ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.55         $13.26         $10.05                   $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                          (.11)          (.12)          (.09)                    (.01)
   Net realized and unrealized
     gains (losses) on investments                               .16          (2.59)          3.30                      .06
                                                              ------         ------         ------                   ------
   TOTAL FROM INVESTMENT OPERATIONS                              .05          (2.71)          3.21                      .05
                                                              ------         ------         ------                   ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                           --             --             --                       --
   Distributions from net realized
     capital gains on investments                                 --             --             --                       --
   Distributions in excess of net realized capital gains          --             --             --                       --
                                                              ------         ------         ------                   ------
   TOTAL DISTRIBUTIONS                                            --             --             --                       --
                                                              ------         ------         ------                   ------
NET ASSET VALUE, END OF PERIOD                                $10.60         $10.55         $13.26                   $10.05
                                                              ------         ------         ------                   ------
                                                              ------         ------         ------                   ------

TOTAL RETURN**<F79>                                             .47%       (20.44)%         31.94%                     .50%++<F81>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)              $22,497        $15,341        $12,457                   $5,913
Ratio of net expenses to average net assets                    1.56%          1.58%+<F80>    1.28%+<F80>               .60%*+
                                                                                                                       <F78><F80>
Ratio of net investment loss to average net assets           (1.23)%        (1.27)%+<F80>   (.95)%+<F80>             (.10)%*+
                                                                                                                       <F78><F80>
Portfolio turnover rate                                       18.71%         24.32%         38.67%                   27.50%++<F81>

 *<F78>   Annualized.
**<F79> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F80> Reflects a voluntary reimbursement of fund expenses of .19% in 2001, .45% in 2000 and 2.30% in 1999. Without reimbursement the ratio of net expenses to average net assets would have been 1.77% in 2001, 1.73% in 2000, and 2.90% in 1999.
++<F81>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                              MANAGED GROWTH FUND -- CLASS B
                                                              --------------------------------------------------------------
                                                                                                         For the period from
                                                                      For the years ended                   January 4, 1999
                                                                          October 31,                       (commencement
                                                              ------------------------------------        of operations) to
                                                               2002           2001           2000          October 31, 1999
                                                              ------         ------         ------         ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.36         $13.11         $10.01              $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                          (.17)          (.18)          (.17)               (.07)
   Net realized and unrealized
     gains (losses) on investments                               .14          (2.57)          3.27                 .08
                                                              ------         ------         ------              ------
   TOTAL FROM INVESTMENT OPERATIONS                             (.03)         (2.75)          3.10                 .01
                                                              ------         ------         ------              ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                           --             --             --                  --
   Distributions from net realized
     capital gains on investments                                 --             --             --                  --
   Distributions in excess of net realized capital gains          --             --             --                  --
                                                              ------         ------         ------              ------
   TOTAL DISTRIBUTIONS                                            --             --             --                  --
                                                              ------         ------         ------              ------
NET ASSET VALUE, END OF PERIOD                                $10.33         $10.36         $13.11              $10.01
                                                              ------         ------         ------              ------
                                                              ------         ------         ------              ------

TOTAL RETURN**<F83>                                           (.29)%       (20.98)%         30.97%                .10%++<F85>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)              $10,821         $6,347         $4,519              $1,701
Ratio of net expenses to average net assets                    2.31%          2.33%+         1.99%+              1.20%*+
                                                                                 <F84>          <F84>             <F82><F84>
Ratio of net investment loss to average net assets           (1.97)%        (2.02)%+       (1.68)%+             (.80)%*+
                                                                                 <F84>          <F84>             <F82><F84>
Portfolio turnover rate                                       18.71%         24.32%         38.67%              27.50%++<F85>

 *<F82>   Annualized.
**<F83> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F84> Reflects a voluntary reimbursement of fund expenses of .19% in 2001, .44% in 2000 and 2.30% in 1999. Without reimbursement the ratio of net expenses to average net assets would have been 2.52% in 2001, 2.43% in 2000, and 3.50% in 1999.
++<F85>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                             MANAGED GROWTH FUND -- CLASS C
                                                                   --------------------------------------------------
                                                                                                  For the period from
                                                                     For the years ended              May 8, 2000
                                                                         October 31,               (commencement of
                                                                   -----------------------        operations) through
                                                                    2002             2001          October 31, 2000
                                                                   ------           ------         ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.48           $13.22              $10.30

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                               (.15)            (.14)               (.04)
   Net realized and unrealized gains (losses) on investments          .12            (2.60)               2.96
                                                                   ------           ------              ------
   TOTAL FROM INVESTMENT OPERATIONS                                  (.03)           (2.74)               2.92
                                                                   ------           ------              ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                --               --                  --
   Distributions from net realized capital gains on investments        --               --                  --
   Distributions in excess of net realized capital gains               --               --                  --
                                                                   ------           ------              ------
   TOTAL DISTRIBUTIONS                                                 --               --                  --
                                                                   ------           ------              ------
NET ASSET VALUE, END OF PERIOD                                     $10.45           $10.48              $13.22
                                                                   ------           ------              ------
                                                                   ------           ------              ------

TOTAL RETURN**<F87>                                                (.29)%         (20.73)%              22.07%++<F89>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                    $2,706           $1,089                $173
Ratio of net expenses to average net assets                         2.30%            2.33%+<F88>         1.99%*<F86>+<F88>
Ratio of net investment loss to average net assets                (1.96)%          (2.02)%+<F88>       (1.70)%*<F86>+<F88>
Portfolio turnover rate                                            18.71%           24.32%              38.67%++<F89>

 *<F86>   Annualized.
**<F87> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F88> Reflects a voluntary reimbursement of fund expenses of .20% in 2001 and .59% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 2.53% in 2001 and 2.58% in 2000.
++<F89>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                          TAX-EXEMPT FUND -- CLASS A
                                                -------------------------------------------------------------------------------
                                                       For the years ended                                  For the years ended
                                                           October 31,                   For the ten           December 31,
                                               -----------------------------------       months ended      ---------------------
                                                2002           2001           2000     October 31, 1999     1998           1997
                                               ------         ------         ------    ----------------    ------         ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD           $ 9.13         $ 8.55         $ 8.23         $ 9.24         $ 9.52         $ 9.30

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                          .33            .34            .34            .29            .37            .41
   Net realized and unrealized gains
     (losses) on investments                      .15            .58            .32          (1.01)           .03            .44
                                               ------         ------         ------         ------         ------         ------
   TOTAL FROM INVESTMENT OPERATIONS               .48            .92            .66           (.72)           .40            .85
                                               ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
   Dividends from net investment income          (.33)          (.34)          (.34)          (.29)          (.37)          (.41)
   Distributions from net realized capital
     gains (losses) on investments                 --             --             --             --           (.31)          (.22)
                                               ------         ------         ------         ------         ------         ------
   TOTAL DISTRIBUTIONS                           (.33)          (.34)          (.34)          (.29)          (.68)          (.63)
                                               ------         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                 $ 9.28         $ 9.13         $ 8.55         $ 8.23         $ 9.24         $ 9.52
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL RETURN**<F91>                             5.39%         10.96%          8.27%        (7.76)%++<F93>   4.26%          9.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                       $35,185        $36,494        $37,427        $42,954        $54,914        $60,252
Ratio of net expenses
  to average net assets                         1.26%          1.24%          1.32%+<F92>    1.20%*<F90>    1.10%          1.10%
Ratio of net investment  income
  to average net assets                         3.65%          3.88%          4.18%+<F92>    4.00%*<F90>    3.90%          4.40%
Portfolio turnover rate                        16.89%          6.28%         57.52%         39.10%++<F93> 236.70%        209.20%

 *<F90>   Annualized.
**<F91> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F92> Reflects a voluntary reimbursement of fund expenses of .03% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.35% in 2000.
++<F93>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                         GOVERNMENT FUND -- CLASS A
                                               ---------------------------------------------------------------------------------
                                                       For the years ended                                  For the years ended
                                                           October 31,                   For the ten           December 31,
                                               ------------------------------------      months ended      ---------------------
                                                2002           2001           2000     October 31, 1999     1998           1997
                                               ------         ------         ------    ----------------    ------         ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD           $ 9.58         $ 8.89         $ 8.92         $ 9.55         $ 9.28         $ 9.20

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                          .34            .46            .51            .47            .55            .63
   Net realized and unrealized gains
     (losses) on investments                      .07            .61           (.03)          (.63)           .27            .08
                                               ------         ------         ------         ------         ------         ------
   TOTAL FROM INVESTMENT OPERATIONS               .41           1.07            .48           (.16)           .82            .71
                                               ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
   Dividends from net investment income          (.35)          (.38)          (.51)          (.47)          (.55)          (.63)
   Distributions from net realized capital
     gains on investments                          --             --             --             --             --             --
                                               ------         ------         ------         ------         ------         ------
   TOTAL DISTRIBUTIONS                           (.35)          (.38)          (.51)          (.47)          (.55)          (.63)
                                               ------         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                 $ 9.64         $ 9.58         $ 8.89         $ 8.92         $ 9.55         $ 9.28
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL RETURN**<F95>                             4.40%         12.21%          5.58%        (1.70)%++<F97>   9.09%          8.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                       $30,321        $32,620        $30,261        $37,379        $40,088        $40,683
Ratio of net expenses
  to average net assets                         1.36%          1.38%          1.24%+         1.20%*         1.20%          1.10%+
                                                                                 <F96>          <F94>                         <F96>
Ratio of net investment income
  to average net assets                         3.60%          4.07%          5.87%+         6.20%*         5.90%          7.00%+
                                                                                 <F96>          <F94>                         <F96>
Portfolio turnover rate                       161.40%        223.33%        328.97%         30.30%++<F97>  87.70%         78.60%

 *<F94>   Annualized.
**<F95> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F96> Reflects a voluntary reimbursement of fund expenses of .05% in 2000 and .04% in 1997. Without reimbursement the ratio of net expenses to average net assets would have been 1.29% in 2000 and 1.14% in 1997.
++<F97>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                 GOVERNMENT FUND -- CLASS C
                                                                   -----------------------------------------------------
                                                                    For the years ended
                                                                        October 31,      For the period from May 8, 2000
                                                                   --------------------    (commencement of operations)
                                                                    2002           2001      through October 31, 2000
                                                                   ------         ------     ------------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 9.58         $ 8.89              $ 8.89

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                              .27            .39                 .08
   Net realized and unrealized
     gains (losses) on investments                                    .07            .61                  --
                                                                   ------         ------              ------
   TOTAL FROM INVESTMENT OPERATIONS                                   .34           1.00                 .08
                                                                   ------         ------              ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                              (.27)          (.31)               (.08)
   Distributions from net realized
     capital gains on investments                                      --             --                  --
                                                                   ------         ------              ------
   TOTAL DISTRIBUTIONS                                               (.27)          (.31)               (.08)
                                                                   ------         ------              ------
NET ASSET VALUE, END OF PERIOD                                     $ 9.65         $ 9.58              $ 8.89
                                                                   ------         ------              ------
                                                                   ------         ------              ------

TOTAL RETURN**<F99>                                                 3.64%         11.47%               5.67%++<F2>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                    $2,129           $348                $228
Ratio of net expenses to average net assets                         2.09%          2.11%               1.91%*<F98>+<F1>
Ratio of net investment income to average net assets                2.73%          3.36%               4.92%*<F98>+<F1>
Portfolio turnover rate                                           161.40%        223.33%             328.97%++<F2>

 *<F98>   Annualized.
**<F99> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F1> Reflects a voluntary reimbursement of fund expenses of .29% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 2.20% in 2000.
 ++<F2>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2002

1.   SIGNIFICANT ACCOUNTING POLICIES --

     North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine funds: S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund, Tax-Exempt Fund, Government Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund. This report contains the information for the S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund, Tax-Exempt Fund and Government Fund. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares.

     The S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund and Managed Growth Fund each offer three classes of shares - Class A Shares, Class B Shares and Class C Shares. The Government Fund offers Class A and Class C Shares. Each class represents interests in the same portfolio of investments of each Fund and are substantially the same in all respects except that the classes are subject to different sales load structures and 12b-1 fees.

     The following is a summary of the significant accounting policies of North Track.

     (a)  Security Valuation

          Exchange traded securities, including futures contracts and options, and over-the-counter securities are valued at the last sales price as of the close of regular trading on the valuation day or lacking any sales, at the latest bid quotation.

          Long-term tax-exempt securities are valued at market using quotations by an independent pricing service. When in the judgment of the pricing service quoted bid prices are readily available these investments are valued at the mean of the quoted bid and ask prices.

          Long-term taxable fixed income securities are valued at market using quotations provided by an independent pricing service. Short-term investments are valued at amortized cost, which approximates market value.

          Securities for which market quotations are not readily available are valued at their fair value as determined in good faith using procedures adopted by North Track's Board of Directors. This includes directing that valuations published by a pricing service be used to value securities for which daily prices are not readily available (which may constitute a majority of the Tax-Exempt Fund's securities). Values are determined by the pricing service using methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

     (b)  Option Transactions

          To the extent consistent with their investment objectives the S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may employ options strategies designed to hedge protectively against any anticipated adverse movements in the market values of its portfolio securities and to enhance return. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

          Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

          There were no option contracts purchased or sold by any of the Funds for the fiscal year ended October 31, 2002.

     (c)  Futures Contracts

          The S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are based upon their quoted daily settlement prices.

          Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

     (d)  Net Realized Gains and Losses and Investment Income

          Net realized gains and losses on securities sales (including options) are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Total net realized gains (losses) on investments for the period ended October 31, 2002, were comprised of the following:

                                                                  DOW JONES    DOW JONES
                                                                     U.S.        U.S.
                                        S&P 100     PSE TECH 100 HEALTH CARE   FINANCIAL      MANAGED
                                         PLUS          INDEX       100 PLUS    100 PLUS        GROWTH       TAX-EXEMPT  GOVERNMENT
                                        -------     ------------   --------    --------        ------       ----------  ----------
          Net realized gains (losses)
            on investment            $(2,099,190)   $(2,001,122)   $172,531    $(78,280)    $(2,023,131)     $165,828     $577,500
          Net realized (losses)
            on options and futures      (163,300)      (185,863)         --          --              --            --           --
                                     -----------    -----------    --------    --------     -----------      --------     --------
          Total net realized gains
            (losses) on investments  $(2,262,490)   $(2,186,985)   $172,531    $(78,280)    $(2,023,131)     $165,828     $577,500
                                     -----------    -----------    --------    --------     -----------      --------     --------
                                     -----------    -----------    --------    --------     -----------      --------     --------

     (e)  Federal Income Taxes

          Provision has not been made for Federal income taxes since each Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of October 31, 2002, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future capital gains distributions:

                                                                  DOW JONES    DOW JONES
                                                                     U.S.        U.S.
                                        S&P 100    PSE TECH 100  HEALTH CARE   FINANCIAL      MANAGED
                                         PLUS         INDEX        100 PLUS    100 PLUS        GROWTH       TAX-EXEMPT  GOVERNMENT
                                        -------    ------------    --------    --------        ------       ----------  ----------
          Amount                      $5,114,374     $2,881,138       --          --         $3,426,482     $3,294,410  $2,445,203
          Year(s) of
            Expiration (10/31)         2009-2010        2010         n/a          n/a        2007-2010      2007-2010    2005-2008

          At October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                  DOW JONES    DOW JONES
                                                                     U.S.        U.S.
                                        S&P 100    PSE TECH 100  HEALTH CARE   FINANCIAL      MANAGED
                                         PLUS         INDEX        100 PLUS    100 PLUS        GROWTH       TAX-EXEMPT  GOVERNMENT
                                        -------    ------------    --------    --------        ------       ----------  ----------
          Ordinary Income              $643,405          --        $99,886     $157,852          --             --        $19,126
          Long-Term Capital Gain          --             --        $34,207       $3,590          --             --          --

          During the year ended October 31, 2002, the tax character of distributions paid were as follows:

                                                                  DOW JONES    DOW JONES
                                                                     U.S.        U.S.
                                        S&P 100    PSE TECH 100  HEALTH CARE   FINANCIAL      MANAGED
                                         PLUS         INDEX        100 PLUS    100 PLUS        GROWTH       TAX-EXEMPT  GOVERNMENT
                                        -------    ------------    --------    --------        ------       ----------  ----------
          Ordinary Income                 --             --           --        $59,461          --             --      $1,114,496
          Long-Term Capital Gain          --         $5,638,459       --           $350          --             --          --

          Pursuant to Section 852 of the Internal Revenue Code, the following amounts are hereby designated as long-term capital gains for the year ended October 31, 2002: Dow Jones U.S. Health Care 100 Plus Fund, $34,207; Dow Jones U.S. Financial 100 Plus Fund, $3,590.

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes.

          Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at October 31, 2002, the following reclassifications were recorded:

                                                                  DOW JONES    DOW JONES
                                                                     U.S.        U.S.
                                        S&P 100    PSE TECH 100  HEALTH CARE   FINANCIAL      MANAGED
                                         PLUS         INDEX        100 PLUS    100 PLUS        GROWTH       TAX-EXEMPT  GOVERNMENT
                                        -------    ------------    --------    --------        ------       ----------  ----------
          Capital Stock                   --        $(3,983,038)     $4,742      $4,742      $(455,396)         --      $(404,044)
          Undistributed net investment
            income (loss)                 --         $3,983,038    $106,451    $(11,942)      $455,396          --        $33,522
          Undistributed net realized
            gains (losses) on investments --             --       $(111,193)     $7,200           --            --       $370,522

          For the year ended October 31, 2002, 100% of the S&P 100 Plus Fund's and approximately 56% of the Dow Jones U.S. Financial 100 Plus Fund's ordinary dividend distribution (paid in December 2002) qualify for the dividends received deduction available to corporations.

     (f)  Expenses

          Expenses associated with a specific Fund are charged to that Fund as they are incurred. Common expenses are allocated, as incurred, between the Funds based upon the ratio of the net assets of each Fund to the combined net assets of the Funds, or other equitable means. Certain initial offering costs such as legal and registration fees for the Dow Jones U.S. Health Care 100 Plus Fund and the Dow Jones U.S. Financial 100 Plus Fund were recorded as assets and amortized over a 12-month period.

     (g)  Distributions to Shareholders

          Dividends to shareholders are recorded on the ex-dividend date.

     (h)  Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES --

   B.C. Ziegler and Company ("BCZ") is investment advisor for all of the Funds covered in this report pursuant to an Investment Advisory Agreement ("Agreement"). BCZ is a wholly owned subsidiary of The Ziegler Companies, Inc. Certain officers and directors of North Track are affiliated with BCZ. Under the Agreement, the S&P 100 Plus Fund pays BCZ a monthly fee based upon the S&P 100 Plus average daily net assets at the rate of .575% of the first $20,000,000, .45% of the next $30,000,000, .40% of the next $50,000,000,
   .35% of the next $400,000,000 and .30% of assets over $500,000,000.

   The PSE Tech 100 Index Fund pays BCZ a monthly fee based upon the PSE Tech 100 Index average daily net assets at the rate of .50% of the first $50,000,000 of average daily net assets, .30% of the next $200,000,000 of average daily net assets, .25% of the next $250,000,000 of average daily net assets and .20% of average daily net assets in excess of $500,000,000.

   The Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund each pay BCZ a monthly fee based upon the average daily net assets of the Fund at the rate of .55% of the first $100,000,000 of average daily net assets, .50% of the next $400,000,000 of average daily net assets and .45% of average daily net assets in excess of $500,000,000. For the year ended October 31, 2002, BCZ reimbursed the Dow Jones U.S. Health Care 100 Plus Fund $164,252, and the Dow Jones U.S. Financial 100 Plus Fund $143,508.

   Pursuant to the Agreement, BCZ has retained Geneva Capital Management ("Geneva") to manage the Managed Growth Fund. The Managed Growth Fund pays BCZ a monthly fee based on the average daily net assets of the Fund at the rate of .75% of the first $250,000,000 of the Fund's average daily assets, .70% of the next $250,000,000 of average daily net assets, and .65% on the average daily net assets exceeding $500,000,000. BCZ, in turn, pays Geneva 50% of the fee paid by the Managed Growth Fund.

   The Tax-Exempt and Government Funds pay BCZ a monthly fee based upon the average daily net assets of each Fund at the rate of .60% of the first $50,000,000 of each Fund's average daily net assets, .50% on the next $200,000,000 of each Fund's average daily net assets and .40% of each Fund's average daily net assets in excess of $250,000,000.

   BCZ has an Accounting and Pricing Agreement with North Track to perform accounting and pricing services and also an Administrative Service Agreement. In addition, each Fund pays BCZ commissions on sales of Fund shares and 12b-1 fees. The commissions, accounting and pricing fees, and administrative service fees, and 12b-1 or distribution fees paid to BCZ for the year ended October 31, 2002, were as follows for each Fund:

                                                                      COMMISSIONS          ACCOUNTING
                                                ADMINISTRATIVE            ON              AND PRICING
                                                     FEES             FUND SHARES             FEES             12B-1 FEES
                                                --------------        -----------         -----------          ----------
     S&P 100 Plus Fund                              $232,538            $184,275             $69,052            $324,036
     PSE Tech 100 Index Fund                         368,298             207,295              84,395             191,283
     Dow Jones U.S. Health Care 100 Plus Fund         20,149             144,809              19,312              13,617
     Dow Jones U.S. Financial 100 Plus Fund           16,095              93,049              19,183               9,633
     Managed Growth Fund                              29,545              86,765              20,115              28,119
     Tax-Exempt Fund                                  35,407               3,272              21,306              50,976
     Government Fund                                  30,515              23,114              19,818              58,340
                                                    --------            --------            --------            --------
                                         TOTAL      $732,547            $742,579            $253,181            $676,004
                                                    --------            --------            --------            --------
                                                    --------            --------            --------            --------

3.   INVESTMENT TRANSACTIONS --

     Purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2002 aggregated:

                                                 PURCHASES  PROCEEDS FROM SALES
                                                 ---------  -------------------
     S&P 100 Plus Fund                         $36,797,989      $54,312,459
     PSE Tech 100 Index Fund                    78,456,837       89,587,320
     Dow Jones U.S. Health Care 100 Plus Fund   23,710,338        6,165,126
     Dow Jones U.S. Financial 100 Plus Fund     20,192,876        3,780,384
     Managed Growth Fund                        19,952,011        5,675,326
     Tax-Exempt Fund                             5,791,238        6,828,835
     Government Fund                            48,159,333       48,096,082

     Net unrealized appreciation (depreciation) on securities held by the Funds and the total cost of securities for federal income tax purposes as of October 31, 2002, were as follows:

                                                                    DOW JONES     DOW JONES
                                                                      U.S.          U.S.
                                      S&P 100      PSE TECH 100   HEALTH CARE    FINANCIAL      MANAGED
                                       PLUS           INDEX         100 PLUS      100 PLUS      GROWTH     TAX-EXEMPT   GOVERNMENT
                                      -------      ------------     --------      --------      ------     ----------   ----------
     Net unrealized appreciation
       (depreciation)              $ (5,587,776)  $(310,018,471)  $(5,325,579)  $(3,306,823)  $ 1,959,091  $ 2,146,595  $ 1,006,902
     Cost of investments           $210,006,472   $ 622,256,687   $30,617,932   $25,492,214   $44,226,731  $32,629,337  $43,336,526

4.   LINE OF CREDIT --

     North Track has an available line of credit of $15,000,000. However, each Fund's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the period. Borrowings under this arrangement bear interest approximating the then current prime rate. North Track pays a commitment fee of 30 basis points per annum on the unused portion of the line. Each Fund's policies allow borrowings only for temporary or emergency purposes. There were no outstanding borrowings at year-end.

5.   SECURITIES LENDING --

     Funds may lend securities from time to time in order to earn additional income. Each Fund receives initial collateral in the form of cash or U.S Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. North Track also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Funds. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Gain or loss on the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds that loaned the securities. As with other extensions of credit, there is risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy.

     The value of the cash collateral at period end is reported on each Fund's Statement of Assets and Liabilities. Earnings from the cash collateral is recorded in the Statements of Operations.

6.   CAPITAL SHARE TRANSACTIONS --

     (a) North Track has authorized common stock of ten billion shares with a par value of $.001 per share. Its shares are divided into nine mutual fund series: S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund, Tax-Exempt Fund, Government Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund. Each Fund (other than the Cash Reserve Fund) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund and Managed Growth Fund have designated Class B (contingent deferred sales charge) shares. The S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund and Government Fund have designated Class C (contingent deferred sales charge) shares. The authorized shares of common stock may be allocated to any of the above Funds or to new funds as determined by the Board of Directors. The shares of each Fund have equal rights and privileges with all other shares of that Fund.

     (b) Capital share activity during the years ended October 31, 2001 and 2002, were as follows:

                                                                  DOW JONES    DOW JONES
                                                                     U.S.        U.S.
                                        S&P 100     PSE TECH 100 HEALTH CARE   FINANCIAL      MANAGED
     CLASS A SHARES                      PLUS          INDEX       100 PLUS    100 PLUS        GROWTH       TAX-EXEMPT  GOVERNMENT
     --------------                     -------     ------------   --------    --------        ------       ----------  ----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2000             5,679,219     11,099,407                                939,722       4,379,380   3,403,029
       Shares issued                     805,242      4,417,706                                658,404          39,974     693,493
       Shares issued in distributions     87,500      2,354,224                                     --         100,104      82,824
       Shares redeemed                (1,021,193)    (4,701,313)                              (144,497)       (524,292)   (775,506)
                                      ----------     ----------                              ---------       ---------   ---------

     SHARES OUTSTANDING
       AT APRIL 17, 2001
       (Commencement of Operations)                                      --           --
       Shares issued                                                730,725      494,476
       Shares issued in distributions                                    --           --
       Shares redeemed                                              (55,544)     (16,561)
                                                                  ---------    ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2001             5,550,768     13,170,024     675,181      477,915     1,453,629       3,995,166   3,403,840
       Shares issued                     829,333      4,964,163   1,036,969    1,102,486       994,616         344,560     555,331
       Shares issued through merger      692,323             --          --           --            --              --          --
       Shares issued in distributions         --        168,645          --        4,485            --          91,186      80,350
       Shares redeemed                (1,493,788)    (5,413,405)   (283,956)    (263,887)     (326,109)       (638,158)   (894,484)
                                      ----------     ----------   ---------    ---------     ---------       ---------   ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2002             5,578,636     12,889,427   1,428,194    1,320,999     2,122,136       3,792,754   3,145,037
                                      ----------     ----------   ---------    ---------     ---------       ---------   ---------
                                      ----------     ----------   ---------    ---------     ---------       ---------   ---------

                                                                  DOW JONES    DOW JONES
                                                                     U.S.        U.S.
                                        S&P 100     PSE TECH 100 HEALTH CARE   FINANCIAL      MANAGED
     CLASS B SHARES                      PLUS          INDEX       100 PLUS    100 PLUS        GROWTH
     --------------                     -------     ------------   --------    --------        ------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2000             1,601,276      5,676,449                                344,582
       Shares issued                     440,129      1,212,849                                330,647
       Shares issued in distributions     22,889      1,283,676                                     --
       Shares redeemed                  (241,526)    (1,549,869)                               (62,515)
                                       ---------     ----------                              ---------
     SHARES OUTSTANDING
       AT APRIL 17, 2001
       (Commencement of Operations)                                      --           --
       Shares issued                                                356,267      210,872
       Shares issued in distributions                                    --           --
       Shares redeemed                                               (2,896)      (3,760)
                                                                   --------     --------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2001             1,822,768      6,623,105     353,371      207,112       612,714
       Shares issued                     382,408        924,493     770,386      612,008       533,144
       Shares issued through merger       52,933             --          --           --            --
       Shares issued in distributions         --         88,058          --          586            --
       Shares redeemed                  (400,312)    (1,971,490)   (142,728)    (127,346)      (98,226)
                                       ---------     ----------    --------     --------     ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2002             1,857,797      5,664,166     981,029      692,360     1,047,632
                                       ---------     ----------    --------     --------     ---------
                                       ---------     ----------    --------     --------     ---------

                                                                  DOW JONES    DOW JONES
                                                                     U.S.        U.S.
                                        S&P 100     PSE TECH 100 HEALTH CARE   FINANCIAL      MANAGED
     CLASS C SHARES                      PLUS          INDEX       100 PLUS    100 PLUS        GROWTH       GOVERNMENT
     --------------                     -------     ------------   --------    --------        ------       ----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2000                75,455        311,582                                 13,059          25,691
       Shares issued                     213,691        332,079                                 93,512          72,558
       Shares issued in distributions      1,374         66,121                                     --             693
       Shares redeemed                   (33,326)      (140,922)                                (2,646)        (62,616)
                                         -------       --------                                -------         -------
     SHARES OUTSTANDING
       AT APRIL 17, 2001
       (Commencement of Operations)                                      --           --
       Shares issued                                                172,039      124,930
       Shares issued in distributions                                    --           --
       Shares redeemed                                               (2,593)      (2,566)
                                                                    -------      -------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2001               257,194        568,860     169,446      122,364       103,925          36,326
       Shares issued                     136,413        450,024     445,828      357,004       187,063         261,301
       Shares issued through merger        4,172             --          --           --            --              --
       Shares issued in distributions         --          6,249          --          560            --           2,001
       Shares redeemed                   (87,983)      (201,973)    (54,073)     (51,607)      (31,977)        (78,888)
                                         -------       --------     -------      -------       -------         -------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2002               309,796        823,160     561,201      428,321       259,011         220,740
                                         -------       --------     -------      -------       -------         -------
                                         -------       --------     -------      -------       -------         -------

     (c) For the S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus and Managed Growth Funds, the maximum offering price per Class A Share is computed based on a maximum front-end sales charge of 5.25% of the offering price or 5.54% of the net asset value. For the purpose of this computation, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 94.75.

          For the Tax-Exempt and Government Funds, the maximum offering price per Class A share is computed based on a maximum front-end sales charge of 3.50% of the offering price or 3.62% of the net asset value. For these Funds, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

7.   FUTURES CONTRACTS --

     An analysis of the futures contracts activity for the year ended October 31, 2002, in the S&P 100 Plus and PSE Tech 100 Index Funds, respectively, were as follows:

                                                                                  AGGREGATE FACE
                                                           NUMBER OF CONTRACTS  VALUE OF CONTRACTS
                                                           -------------------  ------------------
     S&P 100 PLUS FUND:
     Outstanding at October 31, 2001                                 7              $ 1,925,063
     Contracts opened                                               13                3,486,424
     Contracts closed                                              (17)              (4,733,900)
                                                                   ---              -----------
     Outstanding at October 31, 2002                                 3              $   677,587
                                                                   ---              -----------
                                                                   ---              -----------
     Market value of contracts at October 31, 2002                                  $   664,050


                                                                                  AGGREGATE FACE
                                                           NUMBER OF CONTRACTS  VALUE OF CONTRACTS
                                                           -------------------  ------------------
     PSE TECH 100 INDEX FUND:
     Outstanding at October 31, 2001                                10              $ 1,403,190
     Contracts opened                                               22                2,944,083
     Contracts closed                                              (27)              (3,879,898)
                                                                   ---              -----------
     Outstanding at October 31, 2002                                 5              $   467,375
                                                                   ---              -----------
                                                                   ---              -----------
     Market value of contracts at October 31, 2002                                  $   495,750

     The number of financial futures contracts and the gross unrealized depreciation, as of October 31, 2002, for each Fund were as follows:

                                                                                               UNREALIZED
                                                                NUMBER OF CONTRACTS   APPRECIATION (DEPRECIATION)
                                                                -------------------   ---------------------------
     S&P 100 PLUS FUND:
     S&P 500 Index Futures Contracts expiring December 2002              3                     $(13,537)
     PSE TECH 100 INDEX FUND:
     NASDAQ 100 Index Futures Contracts expiring December 2002           5                      $28,375

8.   ACHIEVERS FUND PLAN OF REORGANIZATION --

     On April 22, 2002 a Special Meeting of Shareholders of the Achievers Fund was held and a Plan of Reorganization was approved whereby the Achievers Fund would transfer substantially all of its assets, net of liabilities, to the S&P 100 Plus Fund, another series of North Track, and, in exchange, would receive Class A, B and C shares of the S&P 100 Plus Fund having an aggregate net asset value equal to the aggregate net asset value of the Achievers Fund assets transferred. Effective close of business April 26, 2002, the Achievers Fund liquidated and shares of the S&P 100 Plus Fund were distributed pro rata to its shareholders.

     The Plan was approved by Achievers Fund shareholders pursuant to the following vote:

                                                                    ABSTENTIONS
  SHARES ELIGIBLE  SHARES REPRESENTED   SHARES VOTED  SHARES VOTED   AND BROKER
      TO VOTE          AT MEETING           FOR          AGAINST     NON-VOTES
  ---------------  ------------------   ------------  ------------  -----------
     1,486,572           817,126          758,747        17,299        41,080

     The transaction was consummated as of the close of business on April 26, 2002, at which time the outstanding shares and net assets of the Achievers Fund were as follows:

                                    OUTSTANDING SHARES      NET ASSETS
                                    ------------------      ----------
     Achievers Class A                  1,351,893          $20,861,376
     Achievers Class B                    104,175           $1,564,275
     Achievers Class C                      8,163             $124,010

     Achievers Fund shares were converted to shares of S&P 100 Plus Fund at a rate of .512114 for Class A shares, .508119 for Class B shares and .511104 for Class C shares.

     The Board of Directors of North Track has received a legal opinion from its counsel that, subject to certain conditions the transaction is tax free for federal income tax purposes to shareholders of the Achievers Fund and to each of the Funds.

9.   CHANGE IN ACCOUNTING PRINCIPLE --

     Effective November 1, 2000, North Track has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities for all Funds. Prior to November 1, 2000 North Track did not amortize premiums on debt securities for the Government Fund. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $166,220 reduction in the cost of securities and a corresponding $166,220 increase in net unrealized appreciation, based on securities held in the Fund on November 1, 2000.

                            NORTH TRACK FUNDS, INC.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of North Track Funds, Inc. :

  We have audited the accompanying statements of assets and liabilities of North Track Funds, Inc., including the S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund, Tax-Exempt Fund, and the Government Fund (collectively the "Funds"), including the schedules of investments, as of October 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial statements and financial highlights for the periods ended prior to October 31, 2002 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those statements in their report dated December 10, 2001.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Tauche LLP

Chicago, Illinois
December 10, 2002

                                   MANAGEMENT

Under applicable law, the Board of Directors is responsible for management of North Track Funds, Inc. ("North Track") and provides broad supervision over its affairs. The Board of Directors meets regularly to review the Funds' investments, performance and expenses. The Board elects the officers of North Track and hires service providers for each Fund, including the Funds' investment advisor and distributor, B.C. Ziegler and Company ("Ziegler"). The Board annually reviews and considers approval of the continuation of the investment advisory agreement with Ziegler and the Fund's distribution plan, and annually approves the selection of independent public accountants for the Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of North Track's business. The policy of North Track is that a majority of its Board of Directors must be independent of Ziegler.

The directors and officers of North Track are listed below, together with their principal occupations during the past five years. The current Statement of Additional Information for the Funds contains additional information about the directors and officers and is available, without charge, upon request by calling North Track toll free at (800) 826-4600.

                                                                                                    NUMBER OF
                                      TERM OF                                                       NORTH TRACK  OTHER
                         POSITION(S)  OFFICE AND                                                    FUNDS        DIRECTORSHIPS2<F4>
NAME, ADDRESS            HELD WITH    LENGTH OF         PRINCIPAL OCCUPATION(S)                     OVERSEEN     HELD BY
AND DATE OF BIRTH        NORTH TRACK  TIME SERVED1<F3>  DURING PAST FIVE YEARS                      BY DIRECTOR  DIRECTOR
-----------------        -----------  ----------------  ----------------------                      -----------  ------------------
INDEPENDENT DIRECTORS:
Ralph J. Eckert          Director     Since 1996        Chairman Emeritus and Director, Trustmark        9       None
2059 Keystone Ranch Road                                Insurance Cos. from April 1997 to 1999;
Dillon, CO 80435                                        Chairman, Trustmark Insurance Cos. from
3-12-29                                                 1991 to 1997;  Director, Trustmark Insurance
                                                        Cos. from 1971 to 2000; Trustee, Board of
                                                        Pensions of the Evangelical Lutheran Church
                                                        in America from 1991 to 1997, and Chairman
                                                        from 1993 to 1997.

Marcia L. Wallace        Director     Since 2001        Retired; Senior Vice President in Global         9       None
575 Commonwealth Place                                  Trust Services and Institutional Custody,
Sarasota, FL 34242                                      First Chicago NBD/Bank One from 1985 to 1999.
12-2-47

James G. De Jong         Director     Since 2001        President and Managing Shareholder, O'Neil,      9       None
11000 N. Wyngate Trace                                  Cannon & Hollman S.C. (law firm) since 1978.
Mequon, WI 53092
10-18-51

Steven P. Kent           Director     Since 2001        Managing Director in Corporate Finance           9       None
8220 Greystone Court                                    Department, Keefe, Bruyette & Woods,
Burr Ridge, IL 60521                                    Incorporated (investment banking firm) since
8-27-50                                                 August 1998; Managing Director in Corporate
                                                        Finance Department, Robert W. Baird & Co.,
                                                        Incorporated from 1993 to 1998.

INTERESTED DIRECTORS AND OFFICERS:
Peter D. Ziegler3<F5>    Chairman of  Since 2000        Director, The Ziegler Companies, Inc. from       9       None
4363 Stoney Lane         the Board and                  1986 to 2001; Chairman, The Ziegler
Slinger, WI  53086       Director                       Companies, Inc. from 1997 to 2000;
4-2-49                                                  President and CEO, The Ziegler Companies,
                                                        Inc. from 1990 to 2000; Director, West Bend
                                                        Mutual Insurance Company since 1980;
                                                        Director, Trustmark Insurance Company;
                                                        Trustee, National YMCA Retirement Fund.

Robert J. Tuszynski      President    Since 1984        Managing Director, Ziegler Investment Group,     N/A     N/A
250 E. Wisconsin Ave.                                   B.C. Ziegler and Company since 1999; prior
Suite 2000                                              thereto, Senior Vice President, B.C. Ziegler and
Milwaukee, WI 53202                                     Company from 1996 to 1999.
3-9-59

James L. Brendemuehl     Senior Vice  Since 1999        Vice President - Mutual Funds, B.C. Ziegler      N/A     N/A
250 E. Wisconsin Ave.    President -                    and Company since 1995.
Suite 2000               Sales
Milwaukee, WI 53202
2-23-46

John H. Lauderdale       Senior Vice  Since 1993        Wholesaler, B.C. Ziegler and Company since       N/A     N/A
250 E. Wisconsin Ave.    President -                    1991.
Suite 2000               Marketing
Milwaukee, WI 53202
12-15-65

Franklin P. Ciano        Chief        Since 1996        Manager of North Track Operations, B.C.          N/A     N/A
250 E. Wisconsin Ave.    Financial                      Ziegler and Company since 1996.
Suite 2000               Officer and
Milwaukee, WI 53202      Treasurer
4-26-52

Kathleen J. Cain         Secretary    Since 1999        Administrative assistant to President of North   N/A     N/A
250 E. Wisconsin Ave.                                   Track, B.C. Ziegler and Company since 1999;
Suite 2000                                              prior thereto, Assistant Secretary/Treasurer for
Milwaukee, WI 53202                                     Regal Ware, Inc. (kitchen items manufacturer).
11-19-57

1<F3> Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
2<F4> Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
3<F5> Mr. Ziegler is considered to be an "interested person" (as defined in the Investment Company Act of 1940) because he formerly served as an officer and director of The Ziegler Companies, Inc. and is the beneficial owner of in excess of 5% of the outstanding common stock of The Ziegler Companies, Inc.

The standing committees of North Track's Board of Directors include an audit committee, nominating committee and pricing committee. The audit and nominating committees consist of all of the independent directors, namely Ralph J. Eckert, Marsha L. Wallace and James G. De Jong. The pricing committee consists of Ms. Wallace, Peter D. Ziegler, and Steven P. Kent.

                            NORTH TRACK FUNDS, INC.

                               CHANGE IN AUDITORS

On June 26, 2002, based on the recommendation of the Audit Committee of the North Track Board of Directors, the Board selected Deloitte & Touche LLP ("D&T") as independent auditors for the Funds (other than the Wisconsin Tax-Exempt and Cash Reserve Funds) for the fiscal year ending October 31, 2002 and for the Wisconsin Tax-Exempt and Cash Reserve Funds for the fiscal year ending December 31, 2002. D&T replaces Arthur Andersen LLP ("AA"), which served as the Funds' independent auditors for the fiscal years ended October 31, 2001, December 31, 2001 and prior years. The change from AA to D&T was made as a result of AA's withdrawal from the public accounting business. During the past two fiscal years, there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, and none of AA's reports on the Funds' financial statements contained an adverse opinion, a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

NORTH TRACK FUNDS, INC.

1-800-826-4600

250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

OFFICERS AND DIRECTORS
Peter D.Ziegler, Director
Ralph J. Eckert,Director
Marcia L. Wallace, Director
James G. De Jong, Director
Steven P. Kent, Director
Robert J. Tuszynski, President and CEO
Franklin P. Ciano, CFO and Treasurer
James L. Brendemuehl, Senior Vice President-Sales
John H. Lauderdale, Senior Vice President-Marketing
Kathleen J. Cain, Secretary
Donald J. Liebetrau, Assistant Vice President
Patricia A. Weinert, Assistant Vice President

INVESTMENT ADVISORS
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to Managed Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

DISTRIBUTOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco,  California 94111

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

AUDITOR
Deloitte & Touche LLP
180 North Stetson Avenue
Chicago, IL 60601

250 East Wisconsin Avenue o  Suite 2000 o Milwaukee, Wisconsin 53202-4298

(NORTH TRACK LOGO)
SHARPEN YOUR FOCUS

ANNUAL REPORT
SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.
A05 NT343-12/02